MESSAGE FROM THE PRESIDENT	Vintage Mutual Funds, Inc.

Dear Shareholders,

Diversification, strong fundamentals and long-term investing are words to live by for our Vintage Fund Managers. Fluctuations in capital markets often prompt emotional reactions among individual investors, but our Managers avoid such reactions by sifting through the short-term noise, keeping their focus on providing excellent risk-adjusted returns over time. The past several years have served notice regarding the importance of an appropriate asset allocation strategy in light of each individual's investment time horizon and tolerance for risk. The Vintage Funds offer a spectrum of investment alternatives to meet the needs of varying investment time horizons and risk profiles.

Bonds continued to outperform stocks over the past six months, further solidifying the merit of fixed income investing in a balanced portfolio. Corporate scandals, the overhang of geopolitical risks, and questions about economic strength both in the United States and abroad made "flight to quality" the continuing theme of investors during the six-month period ended September 30. As we plan and invest for the future, we remain confident that the risks and uncertainties surrounding us, while real and at times very painful, will yield over time to strength and prosperity for those who are patient and follow a well conceived investment plan.

We continue to have faith in the U.S. economy and markets, and we have positioned our Funds to take advantage of strengthening conditions. The reports that follow provide a detailed discussion of the performance of each Vintage Mutual Fund. I urge you to read them carefully as they provide insight into how and why each Fund performed as it did. The discussion also explains how each Fund is postured for the future.

We appreciate the trust each of you as shareholders place in our management efforts. We thank you for your continued confidence in us, and we look forward to providing excellent investment management in the future. Above all, we strive to provide the highest level of service and convenience in accessing your accounts, initiating transactions, and providing information. If you would like a prospectus on any or all Vintage Funds, have questions or require assistance, please visit us at www.VintageFunds.com, call us at 1-800-438-6375, or visit us at the nearest AMCORE branch.

Sincerely,

David W. Miles
President

The Vintage Mutual Funds are distributed by BISYS Fund Services Limited Partnership.

Shares of the Vintage Mutual Funds are NOT INSURED BY THE FDIC and are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., or any of its subsidiaries including Investors Management Group. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund's portfolio is subject to change.

For more complete information on any of the Vintage Mutual Funds, including fees, expenses and sales charges, please call 1-800-438-6375 for a free prospectus. Please read it carefully before investing or sending money.

MESSAGE FROM THE INVESTMENT ADVISER	Vintage Mutual Funds, Inc.

Dear Shareholders:

We have been suffering through one of the worst markets for stocks in this modern era. And, despite the fact that most of the uncertainty stemmed from notable U.S. domestic problems, there was "nowhere to hide." All markets and sectors-domestic to international, growth to value, large cap to small cap - have experienced heavy declines during the six-month period ended September 30, 2002.

However, while the tone in the stock market through the summer of 2002 was gloomy and economic indicators were mixed, the economy continued to grow moderately. Wall Street was depressed, but Main Street was more upbeat. In fact, third quarter U.S. domestic output (GDP) is estimated to have grown around 3 percent. The economy is not robust, but it is growing.

Fears of a double-dip recession mounted over the summer as the manufacturing sector lost momentum. The Institute of Supply Management Purchasing Managers Index dropped from 56.2 in June to 49.5 in September, the lowest reading since January. Keep in mind, however, that a level of 50 on this index is still consistent with 3 percent GDP growth.

Businesses have been reluctant to expand production and build inventories, fearing that consumers will retrench. In fact, businesses have been following consumer spending instead of anticipating consumers' moves. Manufacturing indices improved in the second quarter of this year, following the robust GDP growth of the first quarter. Then manufacturing retreated in the third quarter, following the lackluster economic growth in the second quarter. If this pattern continues, we may see production pick up again in the fourth quarter, particularly since inventory levels are lean.

Consumer spending may catch fire again in the fourth quarter of 2002. Recently, the Mortgage Bankers Refinancing Index, a leading indicator of retail sales, posted an all-time record high of 6671, surpassing the peak level of the fall of 2001. The surge in refinancing in the fall of 1998 and the fall of 2001 led to over 12 percent increases in retail sales in the fourth quarter of those years. Remember, too, that the refinancing wave in 1993 was the catalyst for finally pulling the economy convincingly out of the 1990-91 recession.

A gradually improving employment picture is also supporting consumer spending. Layoff announcements in September declined to the lowest level in two years and the unemployment rate has declined from its cycle peak. In addition, wages are growing faster than the rate of inflation, allowing real incomes to rise.

The summer provided enough bad news to make anyone depressed: risk of war with Iraq, threat of another terrorist attack, corporate scandals, and falling stock prices. Sharp swings in equity prices are generally believed to subdue consumer spending. For the average household, however, home prices are a much larger factor. For 90 percent of families, housing and real estate comprise 80 percent of their net worth. Housing prices, fortunately, have been rising. Rising home prices have allowed consumers to take equity out of their homes in the form of cash as they refinance, providing more spending power.

Perhaps most important for the economy is that government economic and monetary policy is at full throttle. The lagged effects of the Federal Reserve rate cuts following September 11 of last year are still being felt. Fiscal policy has turned from restrictive to stimulative in the last year. The federal budget supporting this stimulative policy posture has swung from a $270 billion surplus in January 2001 to a $195 billion deficit in July 2002. The value of the U.S. dollar has depreciated approximately 10 percent over the last six months. Since 1995 the dollar has been in a rising trend, appreciating nearly 50 percent versus other currencies. The strong dollar has caused extreme global price competition for manufactured goods, and presented a challenging environment for exporters. A falling dollar is welcome relief to U.S. companies with international sales.

The economy will move into a sustainable recovery when businesses become more optimistic that profits have turned the corner. Corporate profits have moved higher each quarter this year. Corporations are benefiting from lower tax rates and those with high credit quality can refinance debt at lower interest rates. The year-over-year change in new orders for non-defense capital goods excluding aircraft, a proxy for equipment spending, turned positive in August for the first time since November 2000. This is an indication that businesses are beginning to gain more confidence in the recovery. Perhaps stronger holiday sales combined with a weaker dollar will deepen their conviction.

Many prognosticators are concerned about the threat of deflation. With policy at full throttle, deflation is not a high probability. Depressions are usually caused by policy mistakes and neither monetary nor fiscal officials appear to be on the verge of making a serious error. The greatest potential for a deflationary scenario occurs when the price of the asset that collateralizes the bulk of the debt in the economy begins to fall. Although equity prices have fallen sharply, margin debt peaked at only 4 percent of total household debt. Residential mortgages account for 70 percent of total consumer debt. As long as home prices are stable or rising, the risk of deflation is less likely.

One of the significant risks to the economy is a prolonged spike in oil prices. A two factor economic model using G7 short-term rates and the price of oil is a good forecaster of economic growth. At present that model projects GDP growth of between 4 and 5 percent over the next year. Higher oil prices, however, would temper growth.

The financial markets, which have been bereft of corporate scandals, the ongoing threat of terrorism and a questionable recovery, may have seen the worst. To be sure, the uncertainty from the possible-indeed probable-war with Iraq continues to plaque investors weary of geopolitical uncertainties. Nonetheless, the economy continues to gain, albeit modestly, and corporate earnings continue to revive.

Equities should remain quite volatile, meaning that prices can be expected to vary significantly up-and down. And because recovery ultimately brings rising interest rates, bonds can be expected to struggle in the coming months. Nonetheless, signs of recovery continue to mount and the patient investor can anticipate the ultimate capture of its benefits, especially when prudently investing in proportions that most appropriately serves the determined objective. Looking out six to nine months, the market tone may be more constructive and investor patience could eventually be rewarded. Be sure to review the bond and stock portions of this report for other important market and Fund commentary.

Sincerely,

Jay H. Evans
Chief Investment Officer
Investors Management Group

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Money Market Funds

Interest rates fell dramatically over the past half-year period, as the economic recovery stalled. And risk-averse investors sought the safety of money market instruments, as President Bush stepped up his efforts to gain international support for a war with Iraq. Fixed income investors began to anticipate another Fed easing, inverting the yield curve for money market investments and forcing rates in the three- to six-month area lower than already low rates for shorter maturities. The yield curve remains flat throughout the money market area.

The Government Assets Fund

Yields on agency paper rose during the third quarter as the market became concerned about the relative health of the largest agency issuer, FNMA. The company announced a mismatch between its assets and liabilities, causing investors to worry about its risk management. These fears dissipated later in the period as FNMA reduced its mismatch. The Fund finished the period with maturities shorter than its norm in terms of average days and will remain short in expectation of rising rates once the markets regain a focus on economic fundamentals.

The Liquid Assets Fund

Yields on corporate paper across the maturity spectrum widened dramatically as concerns about credit quality and corporate profitability pressured spreads. The investment universe of high grade money market corporate issuers has shrunk substantially this year, with several downgrades reducing the number of acceptable issuers and many other issuers facing a credit crunch induced by risk-averse investors. The Fund increased its holdings of agency paper to further bolster quality and keep the average maturity short. The Fund finished the period with maturities shorter than the norm in terms of average days and will remain short in expectation of rising rates once the markets begin to believe in the economic recovery.

The Municipal Assets Fund

The municipal yield curve flattened along with its Treasury counterpart, although yields did not fall as far. Yields in the short end remained relatively attractive to other money market paper as municipal investors sold shorter maturity investments in order to invest in longer municipal bonds, as that yield curve has become extremely steep. The Fund finished the past six-month period with maturities shorter than its norm in terms of average days and will remain short in expectation of rising rates once the markets begin to believe in the economic recovery.

Although the Vintage Money Market Funds seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. The Vintage Money Market Funds are neither insured nor guaranteed by the U.S. Government.
VINTAGE MUTUAL FUNDS, INC.
Government Assets Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Par Value	Description	Value

U.S. Government Agencies (57.88%):
Federal Agricultural Mortgage Association:
$3,000,000	1.76%*, 10/01/02	$3,000,000
Federal Farm Credit Bank:
3,000,000	1.73%, 10/01/02	3,000,000
3,000,000	1.71%, 11/01/02	3,000,000
1,000,000	6.25%, 12/02/02	1,007,637
800,000	6.25%, 12/02/02	806,012
1,500,000	5.15%, 01/29/03	1,516,595
500,000	5.00%, 02/03/03	504,056
2,000,000	1.72%, 03/03/03	1,999,908
Federal Home Loan Bank:
3,000,000	1.75%*, 10/18/02	2,997,563
3,000,000	1.76%*, 11/08/02	2,994,522
2,000,000	1.70%*, 12/04/02	1,994,080
1,120,000	1.63%*, 12/10/02	1,116,516
1,250,000	1.75%*, 12/26/02	1,244,894
1,000,000	6.13%, 11/14/02	1,005,118
1,000,000	6.25%, 11/15/02	1,005,276
2,350,000	6.25%, 11/15/02	2,362,657
1,090,000	6.38%, 11/15/02	1,096,035
1,000,000	5.19%, 11/20/02	1,004,708
400,000	6.58%, 01/07/03	404,841
1,000,000	5.84%, 01/13/03	1,008,793
750,000	5.13%, 01/13/03	757,078
3,000,000	5.37%, 01/16/03	3,032,277
1,000,000	5.49%, 01/21/03	1,008,768
2,000,000	2.25%, 01/29/03	2,003,908
2,000,000	5.00%, 02/14/03	2,016,107
2,000,000	5.00%, 02/14/03	2,018,490
1,100,000	2.25%, 02/21/03	1,102,107
1,000,000	5.00%, 02/28/03	1,013,218
1,000,000	5.70%, 03/03/03	1,016,665
2,600,000	4.50%, 04/25/03	2,640,920
Federal Home Loan Mortgage Corporation:
3,000,000	1.68%*, 10/30/02	2,996,013
2,000,000	6.25%, 10/15/02	2,003,376
1,360,000	5.63%*, 01/10/03	1,371,224
3,000,000	7.00%, 02/15/03	3,058,067
Federal National Mortgage Corporation:
1,000,000	1.68%*, 12/13/02	996,654
3,000,000	1.70%*, 03/26/03	2,975,653
3,000,000	6.38%, 10/15/02	3,005,216
2,000,000	6.38%, 10/15/02	2,003,484
1,000,000	5.89%, 11/06/02	1,003,891
3,000,000	6.25%, 11/15/02	3,016,086
3,000,000	5.25%, 01/15/03	3,029,542
1,215,000	2.25%, 02/07/03	1,217,123
1,000,000	5.00%, 02/14/03	1,011,797
1,484,000	5.75%*, 04/15/03	1,516,283
Student Loan Marketing Association:
5,000,000	2.17%*, 09/11/02	5,000,000
1,100,000	2.17%*, 09/11/02	1,101,800
Total U.S. Government Agency		84,984,958

Repurchase Agreements (41.67%):
Bear Stearns:
23,300,000	1.96%, 10/01/02
	(Purchased on 09/30/02, proceeds at maturity $23,301,269; Collateralized by Govt. Agencies,
	05/01/31, Market Value $23,767,044)	23,300,000
UBS Warburg:
23,300,000	1.90%, 10/01/02
	(Purchased on 09/30/02, proceeds at maturity $23,301,230; Collateralized by Govt. Agencies,
	11/29/04 to 12/06/04, Market Value $23,891,198)	23,300,000
Morgan Stanley Dean Witter:
14,577,322	1.82%, 10/01/02
	(Purchased on 09/30/02, proceeds at maturity $14,578,059; Collateralized by Govt. Agencies,
	06/30/04, Market Value $14,869,237)	14,577,322
		61,177,322

	Total Investments in Securities (99.55%) (Cost--$146,162,280)	$146,162,280

	Other Assets and Liabilities (0.45%)	658,970

	Net Assets (100.00%)	$146,821,250

* Effective yield at date of purchase.
VINTAGE MUTUAL FUNDS, INC.
Liquid Assets Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Par Value	Description	Value

U.S. Government Agencies (16.53%):
Federal Farm Credit Bank:
$3,000,000	1.73%, 10/01/02	$3,000,000
Federal Home Loan Bank:
2,460,000	6.12%, 10/09/02	2,462,314
1,000,000	6.38%, 11/15/02	1,005,588
1,000,000	6.05%, 12/02/02	1,006,980
5,000,000	6.58%, 01/07/03	5,062,904
3,000,000	5.37%, 01/16/03	3,032,277
1,800,000	4.50%, 04/25/03	1,827,630
2,000,000	5.79%, 05/27/03	2,053,296
Federal Home Loan Mortgage Corporation:
1,350,000	4.05%, 12/27/02	1,357,366
Federal National Mortgage Corporation:
2,765,000	1.76%**, 10/02/02	2,764,868
600,000	6.21%, 10/28/02	601,913
1,000,000	5.00%, 02/14/03	1,008,254
2,000,000	1.70%**, 03/26/03	1,983,769
Total U.S. Government Agency		27,167,159

Loan Certificates--FmHA Guaranteed Loan Certificates (13.36%):
21,964,308	2.35% to 2.50%*, 10/08/02 to 02/01/29	21,964,308

Trust Certificates- -U.S. Govt. Guaranteed Student Loans (3.04%):
5,000,000	2.39%***, 12/17/02	5,000,000

Commercial Paper (34.02%):
Cooperative Association Tractor:
4,000,000	1.81%**, 10/01/02	4,000,000
1,800,000	1.81%**, 11/05/02	1,796,850
2,761,000	1.79%**, 11/25/02	2,753,492
Eagle Funding:
3,289,000	1.75%**, 10/01/02	3,289,000
1,905,000	1.81%**, 10/04/02	1,904,713
1,300,000	1.78%**, 10/11/02	1,299,356
1,380,000	1.81%**, 10/17/02	1,378,890
345,000	1.83%**, 10/21/02	344,649
Edison Asset Securities:
3,000,000	1.73%**, 10/08/02	2,998,991
3,000,000	1.75%**, 11/04/02	2,995,042
2,100,000	1.78%**, 11/12/02	2,095,664
Enterprise Funding:
4,062,000	1.77%**, 10/04/02	4,061,401
1,061,000	1.76%**, 10/07/02	1,060,689
1,204,000	1.76%**, 10/07/02	1,203,647
Three Rivers Funding:
1,400,000	1.88%**, 10/04/02	1,399,781
3,696,000	1.76%**, 10/11/02	3,694,193
3,000,000	1.75%**, 10/15/02	2,997,958
Thunder Bay Funding:
1,000,000	1.77%**, 10/15/02	999,312
4,106,000	1.77%**, 10/21/02	4,101,962
2,800,000	1.76%**, 11/14/02	2,793,977
Triple A1 Funding:
3,013,000	1.75%**, 10/10/02	3,011,682
1,649,000	1.75%**, 10/11/02	1,648,197
4,096,000	1.76%**, 11/08/02	4,088,391
	Total Commercial Paper	55,917,837

Corporates (22.80%):
American General Financial:
1,000,000	6.25%, 12/18/02	1,008,164
Amoco Canada:
2,200,000	7.25%, 12/01/02	2,219,935
Associates Corporation:
1,000,000	5.97%, 02/17/03	1,015,622
Banc One Corporation:
500,000	6.38%, 10/01/02	500,000
BankAmerica Corporation:
1,000,000	7.88%, 12/01/02	1,009,902
Canadian Government:
2,000,000	5.63%, 02/19/03	2,020,949
Chubb Capital Corporation:
1,000,000	6.88%, 02/01/03	1,013,333
First Data Corporation:
1,000,000	6.63%, 04/01/03	1,022,543
General Electric Capital Corporation:
3,675,000	6.52%, 10/08/02	3,678,072
Household Finance Corporation:
2,000,000	5.88%, 11/01/02	2,005,117
IBM Corporation:
750,000	7.25%, 11/01/02	753,239
IBM Credit Corporation:
1,000,000	6.45%, 11/12/02	1,005,239
International Lease Finance Corporation:
1,000,000	5.34%, 02/27/03	1,013,486
Mellon Financial:
1,000,000	6.88%, 03/01/03	1,021,125
Merrill Lynch & Company:
1,000,000	8.30%, 11/01/02	1,004,691
1,010,000	6.00%, 02/12/03	1,021,295
Morgan Stanley Dean Witter:
1,000,000	7.13%, 01/15/03	1,012,156
500,000	7.13%, 01/15/03	507,338
800,000	6.88%, 03/01/03	816,568
National Rural Utilities:
3,128,000	5.00%, 10/01/02	3,128,000
New Brunswick Province:
3,000,000	7.13%, 10/01/02	3,000,000
Norwest Corporation:
1,000,000	5.75%, 02/01/03	1,012,830
Ontario Province:
2,000,000	7.38%, 01/27/03	2,035,842
US Bancorporation:
1,765,000	7.00%, 03/15/03	1,806,661
Wal-Mart Stores:
500,000	4.38%, 08/01/03	510,304
300,000	4.38%, 08/01/03	306,369
Warner Lambert Company:
2,000,000	5.75%, 01/15/03	2,022,618
	Total Corporates	37,471,398

Repurchase Agreements (9.74%):
Bear Stearns:
16,004,352	1.96%, 10/01/02
	(Purchased on 09/30/02, proceeds at maturity $16,005,223; Collateralized by Govt. Agencies,
	09/01/32, Market Value $16,324,568)	16,004,352

Total Investments in Securities (99.49%) (Cost--$163,525,054)		$163,525,054

Other Assets and Liabilities (0.51%)		845,705

Net Assets (100.00%)		$164,370,759

* Interest rate fluctuates with prime rate. Put option subject to no longer than 7-day settlement
** Effective yield at date of purchase.
*** Interest rate fluctuates with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Par Value	Description	Value

Industrial Development Bonds (1.41%)
Iowa (1.68%)
$93,247	Iowa HFA (Starr-Terry Project), 3.35%**, 05/15/05	$93,247
390,667	Sioux City, IA (Handy Partnership), 2.85%**, 09/15/04	390,667
	Total Industrial Development Bonds	483,914

Variable Rate Demand Obligations (46.44%)
Illinois (3.80%)
800,000	Chicago, IL General Obligation 7-Day, 1.65%**, 01/01/12	800,000
500,000	Chicago, IL Series B 7-Day, 1.68%**, 01/01/37	500,000
		1,300,000
Iowa (5.47%)
270,000	Iowa Finance Authority Hospital Facilities Revenue 7-Day, 1.75%**, 07/01/20	270,000
700,000	Iowa Finance Authority Hospital Facilities Revenue 7-Day, 1.75%**, 01/01/28	700,000
900,000	Iowa Finance Authority Iowa West Foundation Project 7-Day, 1.65%**, 01/01/32	900,000
		1,870,000
Michigan (2.05%)
700,000	Michigan State Strategic Fund DTN, 2.00%*, 06/15/10	700,000

Minnesota (2.05%)
700,000	Duluth, MN Tax Increment Revenue 7-Day, 1.65%**, 09/01/10	700,000

Missouri (5.56%)
1,900,000	Missouri Higher Education Loan Facility 7-Day, 1.70%**, 06/01/17	1,900,000

North Dakota (0.88%)
300,000	Grand Forks, ND Hospital Facilities DTN, 2.05%*, 12/01/16	300,000

Ohio (1.75%)
600,000	Ohio State University General Receipts 7-Day, 1.68%**, 12/01/21	600,000

Pennsylvania (15.51%)
1,000,000	Allegheny County, PA Industrial Development Authority 7-day, 1.75%**, 08/01/32	1,000,000
2,000,000	Benzinger Township, PA Hospital Authority 7-day, 1.75%**, 12/01/30	2,000,000
400,000	Erie County, PA Hospital Authority DTN, 2.00%*, 05/15/20	400,000
1,900,000	Pennsylvania Turnpike Commission DTN, 2.00%*, 06/01/28	1,900,000
		5,300,000
Texas (6.44%)
100,000	Grapevine, TX Industrial Development Series A3 DTN, 2.05%*, 12/01/24	100,000
500,000	Grapevine, TX Industrial Development Series B2 DTN, 2.05%*, 12/01/24	500,000
300,000	Lone Star, TX Airport Series A1 DTN, 2.05%*, 12/01/14	300,000
400,000	Lone Star, TX Airport Series A2 DTN, 2.05%*, 12/01/14	400,000
900,000	Lone Star, TX Airport Series A4 DTN, 2.05%*, 12/01/14	900,000
		2,200,000
Washington (2.93%)
1,000,000	Lake Tapps Parkway, WA, Series B 7-Day, 1.75%**, 12/01/19	1,000,000

	Total Variable Rate Demand Obligations	15,870,000

Municipal Bonds (46.05%)
Alabama (0.59%)
200,000	Alabama Special Care Facilities Financing Authority, 5.00%, 11/01/02	200,532

Alaska (2.04%)
200,000	Anchorage, AK, 5.50%, 10/01/02	200,000
500,000	North Slope Boro, AK Capital Appreciation, 1.45***%, 01/01/03	498,194
		698,194
California (1.76%)
400,000	State of California Anticipatory Warrants, 2.50%, 10/25/02	400,285
200,000	Sacramento, CA Area Flood Control Agency, 4.40%, 10/01/02	200,000
		600,285
Colorado (6.62%)
400,000	Denver, CO City and County Airport, Series A, 7.50%, 11/15/02	410,919
300,000	Denver, CO City and County Airport, Series A, 7.25%, 11/15/02	308,087
500,000	Denver, CO City and County Airport, Series A, 7.25%, 11/15/02	513,600
200,000	Denver Metropolitan Major League Baseball Stadium, CO, 4.40%, 10/01/02	200,000
600,000	Metropolitan Football Stadium District, CO, 1.40%***, 01/01/03	597,899
225,000	University of Colorado Hospital Authority, 5.90%, 11/15/02	230,752
		2,261,257
Connecticut (1.47%)
250,000	State of Connecticut Special Tax Obligation, 4.00%, 11/01/02	250,570
250,000	State of Connecticut Special Tax Obligation, 4.00%, 11/01/02	250,546
		501,116
Florida (6.39%)
450,000	Cape Coral, FL Water and Sewer Revenue, 4.75%, 10/01/02	450,000
500,000	Florida State Municipal Power Agency, 5.40%, 10/01/02	510,000
200,000	Jacksonville, FL Electric Authority , 4.90%, 10/01/02	202,000
250,000	Key West, FL Utility Board Electric Revenue, 5.25%, 10/01/02	250,000
265,000	Miami Beach, FL Health Facilities, 6.13%, 11/15/02	271,630
250,000	Orange County, FL Tourist Development Tax, 6.15%, 10/01/02	250,000
250,000	Reedy Creek, FL Improvement District, 5.00%, 10/01/02	250,000
		2,183,630
Georgia (1.18%)
300,000	Forsyth County, GA School District, 5.00%, 02/01/03	303,547
100,000	Fulton County, GA Water and Sewer, 5.90%, 01/01/03	101,048
		404,595
Illinois (3.94%)
100,000	Illinois Development Finance Authority, 1.45%***, 01/01/03	99,638
100,000	State of Illinois, 4.30%, 12/01/02	100,480
250,000	State of Illinois, 5.13%, 12/01/02	251,522
275,000	State of Illinois, 5.13%, 12/01/02	276,725
300,000	Illinois State Toll Highway Authority, 6.38%, 01/01/03	309,789
310,000	Kendall, Kane and Will Counties, IL CUSD No. 308, 3.00%, 10/01/02	310,000
		1,348,154
Kansas (0.59%)
200,000	Gardner, KS Series A, 3.50%, 11/01/02	200,283

Michigan (0.60%)
200,000	Michigan Municipal Bond Authority, Series A, 6.60%, 10/01/02	204,000

Minnesota (0.77%)
160,000	Anoka-Hennepin, MN Ind. School District No. 11, 5.00%, 02/01/03	161,916
100,000	Metropolitan Council, MN Refunding Series A, 4,88%, 12/01/02	100,576
		262,492
New York (0.59%)
200,000	Triborough Bridge and Tunnel Authority, NY, 5.50%, 01/01/03	202,063

Ohio (4.75%)
500,000	Columbus, OH City School District, 6.65%, 12/01/02	514,087
150,000	Hamilton County, OH Refunding, 4.50%, 12/01/02	150,762
400,000	Ohio State Highway Improvement, 4.80%, 05/01/03	407,866
550,000	Swanton, OH Local School District, 3.10%, 12/01/02	551,639
		1,624,354
Oklahoma (1.80%)
100,000	State of Oklahoma Municipal Power Authority, 5.50%, 01/01/03	100,948
500,000	Southern Oklahoma Memorial Hospital Authority, 6.60%, 12/01/02	514,221
		615,169
Oregon (1.76%)
600,000	Multnomah County, OR School District No. 1J, 2.00%, 12/30/02	600,958

Pennsylvania (4.79%)
250,000	Bucks County, PA Water and Sewer, 6.75%, 12/01/02	252,142
295,000	Franklin, PA Regional School District, 4.50%, 11/15/02	295,945
275,000	Harrisburg, PA Sewer Authority, 1.68***, 10/15/02	274,824
500,000	Hazleton, PA Area School District Series A, 5.75%, 03/01/03	514,103
300,000	Pennsylvania State, Second Series, 4.50%, 10/01/02	300,000
		1,637,014
Texas (2.16%)
450,000	Austin, TX Utility System Revenue, 6.25%, 11/15/02	461,670
175,000	Coppell, TX Refunding, 3.00%, 02/01/03	175,930
100,000	Katy, TX Independent School District, 4.25%, 02/15/03	101,057
		738,657
Virginia (0.73%)
250,000	Lynchburg, VA Refunding and Improvement, 4.25%, 12/01/02	251,187

Washington (1.76%)
300,000	Cowlitz County, WA Special Sewer Refunding, 2.50%, 11/01/02	300,300
300,000	Spokane County, WA School District No. 81, 5.90%, 12/01/02	302,215
		602,515
Wisconsin (1.76%)
500,000	Milwaukee County, WI Corporate Purpose, 4.00%, 10/01/02	500,000
100,000	Milwaukee, WI Corporate Purpose, 5.15%, 11/15/02	100,344
		600,344

	Total Municipal Bonds	15,736,799

Mutual Funds (5.40%)
1,500,000	ABN AMRO MuniTOPS Trust Certificates, 1.75%****	1,500,000
344,380	Aim Institutional Tax Free Cash Reserve, 1.45%****	344,380
		1,844,380

	Total Investments in Securities (99.30%) (Cost--$33,935,093)	$33,935,093

	Other Assets and Liabilities (0.70%)	238,599

	Net Assets (100.00%)	$34,173,692

* Variable rate, put option subject to next business day settlement.
** Variable rate, put option subject to no longer that 7-day settlement.
*** Effective yield at date of purchase.
**** Rate shown is as of September 30, 2002
PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Fixed Income Funds

Movement in stock prices over the past half year, which ended September 30, 2002, has influenced bonds more than economic data. Investors flocked to bonds. Investors seemed to be following the Will Rogers mantra; "I am more concerned about the return of my principal than the return on my principal." You wouldn't have heard that at a cocktail party in the heady markets of the mid-1990s.

Bond returns over the second and third quarters of the year were up over 12 percent. Treasuries led the way, as investors flocked to the safest haven. Yields of 2, 5, and 10-year Treasuries declined over one percent during the third quarter, boosting their prices significantly.

The Federal Reserve maintained the Fed Funds rate at 1.75 percent during the half-year period and then subsequently cut rates a half percent to establish a 41-year low. At its September meeting, the Fed recognized that, "Considerable uncertainty exists about the extent and timing of the expected pickup in production and employment." They also cited "heightened geopolitical risks." Nonetheless, most of the Fed governors have indicated they believe current policy is accommodative and will likely result in moderate economic growth, eventually.

Treasury securities were the best performers again in the period as investors continued to seek a safe haven. U.S. Treasuries posted a total return of nearly 15 percent for the past six months, as yields declined by over one percent on most maturities. Long maturities appreciated the most. In the third quarter, Treasuries posted their best quarterly performance since the second quarter of 1989. This pushed Treasuries to extremely overvalued levels versus inflation. Treasury yields have plunged through the lower band of the Investors Management Group Secular Bond Model. Treasuries are vulnerable to any good news on the economy or stock market stabilization.

In addition, the federal budget is in deficit. In the last several years a federal budget in surplus has enabled the U.S. Treasury to buy back long-term Treasuries. Now, government spending is rising while revenues are falling. This fiscal year, the deficit is estimated to be near $200 billion. Significant increases in government borrowing will also exert upward pressure on rates over the next few years.

Corporate bonds underperformed Treasuries by a wide margin over the period. Investors demanded extra compensation for taking credit risk as accounting concerns escalated and the outlook for profits was uncertain. Lower credit quality bonds performed the worst. During the month of July, corporate bonds underperformed Treasury bonds by 2.59 percent. This was among the seven worst months for corporate bonds in history, including 1932 and 1933.

Longer-term, we have a constructive view on the corporate sector. During the sluggish recovery of the early 1990s, corporate bonds outperformed Treasuries by a wide margin, as corporate leverage and default rates declined. Similar trends are now beginning to unfold in this recovery.

Nevertheless, caution is warranted. The economic recovery has been uneven across industries. Volatility in corporate bond prices continues to be high. The corporate bond market has little tolerance for negative news. There is a wide variation of credit perception even in the same rating category. 'A' rated corporate bonds trade at spread levels ranging from less than 1 percent to over 3 percent greater than Treasuries. The corporate bond market presents significant opportunities, but credit selection and diversification are paramount.

Mortgage-backed securities began to underperform over the course of the quarter as the refinancing index soared. Virtually the entire mortgage market is now refinanceable. This sector actually performed better than expected, given the refinancing backdrop. Investors have been more willing to accept refinancing risk than credit risk. The Vintage Funds are underweighted in this sector. Mortgages tend to outperform Treasuries when the Fed is raising rates and they underperform when the Fed is lowering rates. Weightings in this sector will most likely not be increased until the prepayment wave crests and the possibility of further Fed rate cuts is more remote.

Agencies particularly underperformed in the month of September when FNMA announced their negative duration gap. The huge refinancing wave caused FNMA's assets (mortgages) to payoff faster than their liabilities (debt outstanding in the form of bonds). This renewed concerns about risk management controls in place at both FNMA and FHLMC.

Municipal bonds returns were short those of the strong Treasury market, yet were substantive as interest rates recorded new historical lows in the 5, 10 and 30-year parts of the yield curve. Municipals now offer excellent relative value across the curve, even against corporate bonds. The rating agencies continue to monitor the states as they struggle to balance their budgets with significantly declining income taxes and sales taxes. Many states have already utilized their "rainy day" funds and one-time fixes and are now preparing to make substantial cuts in services.

There are a number of extremes in the bond market - the kind of extremes that only occur once every forty years. Treasury bonds have become overvalued due to the flight to a safe haven. Corporate bonds have underperformed severely the last two quarters, as investors flee from credit risk. Mortgage-backed securities are faced with the biggest refinancing wave ever. We are structuring the Funds with a shorter than benchmark duration, an underweight to Treasuries and mortgage-backed securities, and an overweight to corporate bonds.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Limited Term Bond Fund

Despite a gradually improving economy, the yield of two-year Treasuries dropped as investors sought a safe haven. Investors also avoided corporate bonds as accounting concerns escalated. The Federal Reserve is monitoring the economy carefully. Most Fed governors have indicated that they believe current monetary policy is accommodative and that the economy will continue to exhibit a moderate recovery. The Fund is maintaining a shorter duration and underweighting Treasury and agency securities as we expect the flight to a safe haven to diminish over the next twelve months.
VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Par Value	Description	Value

U.S. Treasury Notes (5.58%)
$3,200,000	3.00%, 11/30/03	$3,256,096

U.S. Government Agencies (11.37%)
1,000,000	Federal Home Loan Bank, 5.50%, 01/21/03	1,011,800
1,000,000	Federal Home Loan Mortgage Corp., 5.02%, 10/18/05	1,015,000
1,500,000	Financial Assistance Corp., 9.38%, 07/21/03	1,588,125
500,000	Federal National Mortgage Assoc., 3.45%, 12/26/03	501,875
1,000,000	Federal National Mortgage Assoc., 6.25%, 12/13/02	1,009,250
500,000	Federal National Mortgage Assoc., 6.55%, 11/21/07	502,905
1,000,000	Federal National Mortgage Assoc., 6.00%, 04/25/08	1,002,500
	Total U.S. Government Agencies	6,631,455

Mortgage Related Securities (51.69%)
Collateralized Mortgage Obligations (3.62%)
19,627	Federal National Mortgage Assoc. 1997-72 VA, 7.00%, 10/18/02	19,612
408,228	Countrywide Home Loans, Series 1999-3 Class A1, 6.05%, 04/25/29	409,437
822,176	Countrywide Funding, Series 1994-12 Class A2, 7.00%, 04/25/03	826,607
150,026	Federal Home Loan Mortgage Corp. T-15 Class A3, 5.94%, 12/05/19	150,078
194,399	Federal National Mortgage Assoc. 1993-14, 6.00%, 02/25/08	202,867
426,382	PHMS 1993-G, 7.27%, 09/28/23	442,947
56,275	Salomon Brothers Mortgage Securites VII 1996-C1 Class A2, 6.78%, 01/20/28	56,275
		2,107,823
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (0.49%)
270,557	#E61274, 7.00%, 08/01/09	286,382

Federal National Mrtge. Assoc. Mortgage-Backed Pools (0.85%)
469,782	#510320, 6.00%, 08/01/06	495,765

Asset Backed Securities (46.73%)
443,907	Aerofreighter, 7.85%, 12/15/09	446,677
560,519	Advanta Mortgage Loan Trust, 7.55&%, 06/25/27	581,746
305,384	Block 1998-1, 6.50%, 09/25/12	322,067
1,000,000	Centex Home Equity, 7.72%, 05/25/29	1,088,160
407,904	Conseco Finance 1999-H AF3, 7.03%, 12/15/29	416,927
1,150,000	Conseco Finance, 8.41%, 12/15/25	1,239,056
750,000	Conseco Finance 2001-A, 7.44%, 03/15/32	786,165
1,150,000	Conseco 2000-D, 8.17%, 12/15/25	1,223,335
821,946	Continental Airlines, 6.41%, 04/15/07	783,939
604,687	Continental Airlines, 7.15%, 06/30/05	536,188
248,937	Copelco Capital Funding, 7.12%, 08/18/03	251,394
452,955	Centex Home Equity 2000-A, 7.65%, 10/25/26	471,639
425,000	Delta Funding Home Equity 2000-2, 7.97%, 08/15/30	458,312
908,584	Delta Funding Home Equity 1996-3 A4, 7.08%, 03/25/19	939,922
478,522	First Alliance Mortgage Loan Trust, 6.52%, 09/20/29	504,788
937,636	Fannie Mae Whole Loan 1996-W1 A5, 7.30%, 03/25/26	948,466
590,000	GE Capital Mtg Serv 1999-HE3 A4, 7.46%, 07/25/25	615,818
1,477,054	GE Capital Mtg Serv 1996-HE4 M, 7.65%, 10/25/26	1,564,378
518,597	Green Tree Home Equity 1999-A, 6.13%, 02/15/19	536,919
698,577	Green Tree Financial, 7.60%, 10/25/27	747,449
882,741	Green Tree Financial, 8.90%, 04/15/25	945,468
500,000	Green Tree Home Equity 1999-D A4, 7.56%, 09/15/30	523,215
950,000	Green Tree Home Equity, 6.98%, 06/15/29	1,013,251
500,000	Green Tree Home Improvement Loan Trust Series 1998-1 Class A4, 6.60%, 03/20/25	527,385
844,638	Green Tree Home Equity 1996-3, 7.35%, 05/15/27	879,437
257,356	IMC Home Equity Loan Trust Series 1998-1, Class A4, 6.60%, 03/20/05	266,523
383,790	IMC Home Equity Loan Trust Series 1997-3, Class A7, 7.08%, 08/20/28	402,741
501,070	Indymac Manufactured Housing Contract Series 1998-2, Class A2, 6.17%, 12/25/11	517,009
172,497	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13	185,451
711,562	NRG Northeast, 8.07%, 12/15/04	605,717
964,000	NWA Trust, 9.36%, 03/10/06	628,576
1,014,221	Residential Funding Mortgage Securities II Series 1994-S12, Class A4, 6.50%, 04/25/09	1,018,298
139,871	Residential Funding Mortgage Securities II Series 1997-HS5, Class M1, 7.01%, 05/25/27	139,626
486,231	Residential Asset Securities Corp Series 2000-KS2, Class AI3, 7.65%, 08/25/25	496,301
352,967	Southwest Air, 5.10%, 05/01/06	367,862
1,000,000	The Money Store Home Equity Trust Series 1996-B Class A9, 8.14%, 10/15/27	1,042,670
710,733	The Money Store Home Equity Trust Series 1997-B, 7.27%, 07/15/38	742,737
276,660	The Money Store Home Improvement Trust Series 1997-1 Class M1, 7.41%, 05/15/17	282,691
380,670	The Money Store Home Improvement Trust Series 1997-2 Class M1, 7.17%, 02/15/20	389,676
875,325	Union Acceptance Corp. Series 1999-C Class A4, 6.82%, 01/09/06	904,946
409,289	Wells Fargo Mortgage Backed Securities Series 2001-24 Class A11, 6.75%, 11/25/31	418,874
473,431	Wells Fargo Mortgage Backed Securities Series 2001-24 Class A16, 6.75%, 11/25/31	484,519
		27,246,318

	Total Mortgage-Related Securities	30,136,288

U.S. Taxable Municipal Bonds (0.55%)
160,000	Bexar County, TX Housing, 8.75%, 05/01/05	173,392
140,000	St. Charles Arena, 6.54%, 09/15/05	148,196
	Total U.S. Taxable Municipal Bonds	321,588

Corporate Bonds (27.76%)
Banking and Financial Services (5.62%)
1,000,000	CIT Group, Inc., 5.50%, 02/15/04	1,013,750
1,000,000	CNA Financial, 6.25%, 11/15/03	997,500
300,000	GMAC, 6.63%, 10/01/02	300,000
200,000	Safeco Corporation, 7.88%, 04/01/05	204,000
250,000	St. Paul Companies, 6.65%, 05/15/03	256,250
500,000	Susquehanna Banc, 6.30%, 02/01/03	505,000
		3,276,500
Consumer Goods and Services (5.31%)
1,500,000	Equifax, 6.50%, 06/15/03	1,541,250
431,000	Ikon Office, 6.75%, 11/01/04	419,148
65,000	K-Mart Corporation, 8.13%, 12/01/06	12,350
1,000,000	Motorola, 6.45%, 02/01/03	1,002,500
1,000,000	Worldcom, 7.88%, 05/13/03	120,000
		3,095,248
Healthcare (3.33%)
1,000,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	916,250
1,000,000	Nationwide Health, 7.67%, 04/18/03	1,027,500
		1,943,750
Industrial Goods and Services (13.50%)
500,000	Analog Devices, 4.75%, 10/01/05	487,500
500,000	Ashland, Inc., 8.54%, 01/13/05	557,500
1,000,000	Boeing, 6.35%, 06/15/03	1,022,500
1,000,000	Comdisco, 9.50%, 08/15/03	865,000
1,000,000	Consolidated Natural Gas, 7.25%, 10/01/04	1,078,750
500,000	Cummmins Engine, 6.75%, 02/15/27	494,375
520,000	Old Dominion Electric, 7.97%, 12/01/02	524,550
1,675,000	Shaw Group, Zero Coupon, 05/01/21	854,250
1,000,000	Thermo Fibertek, 4.50%, 07/15/04	975,000
1,000,000	Virginia Electric and Power, 7.55%, 12/11/02	1,008,750
		7,868,175

	Total Corporate Bonds	16,183,673

Mutual Funds (2.43%)
1,419,520	Government Assets Fund T Shares, 1.14%**	1,419,520

	Total Investments in Securities (99.38%)
	(Cost $58,902,834)	$57,948,620

	Other Assets and Liabilities (0.62%)	358,945

	Net Assets (100.00%)	$58,307,565

---------------
** Rate shown is as of September 30, 2002.
PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Bond Fund

A number of extremes exist in the bond market today. Investors flocked to the safety of U.S. Treasuries over the period as the stock market continued to fall. Treasuries posted their best quarterly performance since the second quarter of 1989. This pushed Treasuries to extremely overvalued levels versus inflation. Corporate bonds underperformed Treasuries by a wide margin, as investors demanded extra compensation for taking credit risk. The month of July was among the seven worst months for corporate bonds in the last 70 years. Mortgage-backed securities were faced with a record-refinancing wave. The Bond Fund is positioned to benefit relative to its norms as these extremes unwind. The Fund has a shorter duration than these norms, since the bond market is vulnerable to any good economic news or a stabilization of stock prices. The Fund is underweighted to Treasuries and overweighted to corporate bonds. The current underweighting to mortgage-backed securities will be increased when the refinancing wave crests.
VINTAGE MUTUAL FUNDS, INC.
Bond Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Par Value	Description	Value

U.S. Treasury Bonds (9.15%)
$2,550,000	7.50%, 11/15/16	$3,380,739
2,100,000	8.13%, 08/15/19	2,967,552
2,900,000	7.13%, 02/15/23	3,788,328
1,000,000	6.00%, 02/15/26	1,165,660
800,000	8.00%, 11/15/21	1,131,184
	Total U.S. Treasury Bonds	12,433,463

U.S. Treasury Notes (3.68%)
3,000,000	7.25%, 08/15/22	3,963,510
1,000,000	5.75%, 08/15/03	1,037,260
	Total U.S. Treasury Notes	5,000,770

U.S. Government Agencies (1.11%)
1,250,000	Federal National Mortgage Assoc., 7.25%, 01/15/10	1,510,250

Mortgage-Related Securities (45.95%)
Collateralized Mortgage Obligations (9.54%)
190,000	Advanta Mortgage Loan Trust 1999-1 A4, 6.30%, 04/25/27	202,427
1,090,000	Advanta Mortgage Loan Trust 2000-1, 8.37%, 12/25/20	1,139,475
1,000,000	Citicorp Mortgage 1998-7 A3, 6.55%, 08/25/28	1,015,950
327,513	DLJ Mortgage Acceptance Corp. 1998-2, 6.75%, 06/19/28	343,659
836,621	Federal National Mortgage Assoc. 1993-183, 6.50%, 07/25/23	847,949
1,389,702	Federal Home Loan Mortgage Corp. Structured Pass Through, 7.12%, 06/25/28	1,492,665
1,877,647	Government National Mortgage Assoc. 2002-19 REMIC, 6.50%, 03/20/32	1,887,636
1,002,139	Indymac Manufactured Housing Contract Series 1998-2, Class A2, 6.17%, 12/25/11	1,034,017
416,260	Indymac Manufactured Housing Contract Series 1998-2, Class A4, 6.64%, 12/25/27	435,378
554,212	Mortgage Lenders Network Home Equity 1998-1, 6.76%, 08/25/29	575,361
252,141	Prudential Home Mortgage Securities, 7.15%, 03/25/24	256,420
488,489	Residential Accredit 1998-A12, 6.80%, 11/25/25	495,689
371,101	Residential Asset Securitization Trust 1998-A12, 6.80%, 11/25/28	370,455
168,079	Residential Asset Securitization Trust 1998-A13, 6.50%, 12/25/28	168,565
172,060	Residential Funding Mortgage Securities II Series 1999-HS5, Class M3, 7.50%, 01/25/30	171,663
89,169	Salomon Mortgage Sec. VII 1995-1 PO, 10.54%*, 02/25/25	78,852
500,000	Southern Pacific Secured Assets Corp 1998-1 A6, 7.08%, 03/25/28	530,275
500,000	The Money Store Home Equity Trust Series 1994-A, 6.73%, 06/15/24	513,400
852,880	The Money Store Home Equity Trust Series 1997-B, 7.27%, 07/15/38	891,285
237,919	The Money Store Home Improvement Trust Series 1997-2 Class M1, 7.17%, 02/15/20	243,548
267,169	UCFC Manufactured Housing Contract 1998-2 A2, 6.08%, 08/15/15	273,410
		12,968,079
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (4.75%)
639,785	#G80135, 7.00%, 10/25/24	668,972
449,639	#E00436, 7.00%, 06/01/11	475,453
297,833	#555019, 7.50%, 11/01/19	316,501
791,114	#C00896, 7.50%, 12/01/29	834,444
783,335	#C00592, 7.00%, 03/01/28	818,350
1,356,325	#C53696, 7.00%, 06/01/31	1,415,922
226,284	#272596, 9.00%, 02/01/09	241,665
18,549	#C00126, 8.50%, 06/01/22	20,018
102,414	#E00548, 6.50%, 05/01/13	107,480
1,401,232	#19588, 6.50%, 12/01/28	1,455,474
87,985	#00538, 6.50%, 03/01/13	92,338
		6,446,617
Federal National Mortgage Association Mortgage-Backed Pools (11.61%)
635,182	#240650, 7.50%, 07/01/21	679,117
172,222	#332748, 8.00%, 12/01/25	185,976
136,882	#421028, 8.00%, 10/01/27	147,385
724,272	#640001, 6.01%, 10/01/31	750,990
763,838	#640002, 5.97%, 07/01/31	797,455
512,369	#640003, 5.99%, 07/01/31	535,251
1,303,800	#323282, 7.50%, 07/01/28	1,380,398
256,332	#50706, 7.50%, 02/01/23	273,039
478,555	#250990, 7.50%, 07/01/27	506,704
141,665	#251286, 7.00%, 11/01/27	148,177
820,944	#251614, 7.00%, 04/01/28	858,010
1,199,548	#251697, 6.50%, 05/01/28	1,244,878
1,028,611	#252334, 6.50%, 02/01/29	1,073,520
368,747	#303971, 7.50%, 07/01/16	392,266
70,231	#313873, 7.00%, 12/01/27	73,459
700,334	#323640, 7.50%, 04/01/29	742,571
578,455	#346287, 7.00%, 05/01/26	605,816
234,161	#408827, 6.50%, 02/01/28	243,010
422,342	#430203, 7.00%, 06/01/28	441,411
1,129,130	#535817, 7.00%, 04/01/31	1,179,399
1,406,348	#581592, 7.00%, 06/01/31	1,468,720
267,426	#251813, 6.50%, 07/01/28	277,532
605,372	#448917, 6.50%, 11/01/28	628,249
741,330	#252518, 7.00%, 05/01/29	778,070
349,878	#430093, 7.00%, 06/01/28	365,676
		15,777,079
Government National Mortgage Assoc. Mortgage-Backed Pools (10.52%)
135,511	#22231, 7.00%, 06/20/26	142,194
1,194,952	#22536, 7.50%, 01/20/28	1,263,782
3,921	#315929, 9.00%, 06/15/22	4,361
11,565	#341681, 8.50%, 01/15/23	12,665
9,766	#354189, 7.50%, 05/15/23	10,437
25,931	#359600, 7.50%, 07/15/23	27,712
489,471	#466138, 7.50%, 12/15/28	519,877
208,376	#547495, 8.00%, 04/15/31	223,642
378,932	#780601, 7.00%, 07/15/27	398,553
1,671,931	#780990, 7.50%, 12/15/28	1,775,891
134,634	#21608, 7.50%, 02/20/09	144,333
72,746	#376218, 7.50%, 08/15/25	77,563
26,190	#385300, 8.00%, 10/15/24	28,339
27,651	#410049, 8.00%, 07/15/25	29,886
179,184	#412334, 7.00%, 10/15/27	188,462
45,068	#440404, 7.50%, 04/15/27	47,923
519,712	#451459, 7.50%, 09/15/27	552,677
532,345	#451522, 7.50%, 10/15/27	566,069
438,954	#462384, 7.00%, 11/15/27	461,683
1,281,723	#462556, 6.50%, 02/15/28	1,338,875
979,518	#469699, 7.00%, 11/15/28	1,029,856
432,998	#486467, 7.00%, 08/15/28	455,250
1,025,881	#486760, 6.50%, 12/15/28	1,071,625
196,665	#780075, 8.00%, 03/15/25	213,175
106,520	#780213, 7.50%, 08/15/25	113,577
565,378	#780453, 7.50%, 12/15/25	602,676
885,114	#780584, 7.00%, 06/15/27	932,176
158,469	#780619, 7.00%, 08/15/12	169,454
1,006,348	#780717, 7.00%, 02/15/28	1,059,100
41,331	#412645, 8.00%, 08/15/26	44,594
98,486	#454375, 7.00%, 03/15/28	103,547
644,552	#780936, 7.50%, 12/15/28	686,770
		14,296,724
Asset Backed Securities (9.53%)
2,000,000	Conseco Finance 2000-6 A4, 6.77%, 09/01/32	2,068,140
804,427	Conseco Finance 1999-H AF3, 7.03%, 12/15/29	822,221
1,000,000	Conseco Finance, 8.15%, 02/15/31	1,109,290
380,000	Conseco Finance, 8.31%, 05/01/32	401,956
164,466	Continental Airlines, 7.08%, 11/01/04	140,931
806,250	Continental Airlines, 7.15%, 06/30/05	714,918
1,637,294	Continental Airlines, 7.46%, 04/01/13	1,407,713
1,500,000	Green Tree Financial Corp. 1996-3, 7.85%, 05/15/27	1,741,110
145,144	Green Tree Recreational Equipment, 6.55%, 07/15/28	148,346
110,495	IMC Home Equity, 6.69%, 02/25/21	112,530
344,794	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13	370,685
2,500,544	Northwest Airlines, 7.07%, 01/02/16	2,225,585
1,976,562	NRG Northeast, 8.07%, 12/15/04	1,682,548
		12,945,973

	Total Mortgage-Related Securities	62,434,472

U.S. Taxable Municipal Bonds (3.18%)
1,000,000	Detroit Michigan Building Authority, 6.60%, 07/01/03	1,035,540
65,000	El Paso County, TX, 7.75%, 06/01/03	66,908
125,000	Fulton, MO Import Taxable Sinking Fund, 7.60%, 07/01/11	143,194
1,000,000	Las Vegas, NV, 7.20%, 07/01/15	1,042,280
308,234	Mille Lacs Band Of Ojibwe Indians (Grand Casino) Rev. Notes, 8.00%, 06/01/04	309,680
90,000	Prairie Du Chien, WI, Redevelopment Auth., 7.60%, 04/01/05	100,511
100,000	Prairie Du Chien, WI, Redevelopment Auth., 7.63%, 04/01/06	114,757
1,200,000	University of Southern California, 5.87%, 01/01/14	1,332,612
165,000	Washington St. HSG, 7.65%, 01/01/04	175,936
	Total U.S. Taxable Municipal Bonds	4,321,418

Corporate Bonds (34.19%)
Banking and Financial Services (4.65%)
950,000	Block Financial, 8.50%, 04/15/07	1,116,250
1,000,000	Comerica Bank, 7.25%, 10/15/02	1,001,250
250,000	GMAC, 8.88%, 06/01/10	284,375
1,500,000	Heller Financial, 6.44%, 10/06/02	1,500,000
130,000	Hubco, Inc., 7.75%, 01/15/04	135,200
165,000	Lehman Brothers MTN, 8.05%, 01/15/19	188,100
500,000	Northern Trust Co, 6.50%, 05/01/03	513,125
1,500,000	Paine Webber Group Inc, 6.45%, 12/01/03	1,580,625
		6,318,925
Consumer Goods and Services (11.51%)
300,000	Alberto-Culver, 6.38%, 06/15/28	319,500
1,000,000	Delta Airlines, 7.11%, 09/18/11	1,053,420
1,000,000	Delta Airlines, 10.00%, 06/18/13	807,500
1,865,000	J.C. Penney, 7.38%, 08/15/08	1,762,425
545,000	J.C. Penney, 7.40%, 04/01/37	525,925
1,100,000	Jones Apparel, 7.50%, 06/15/04	1,181,125
1,150,000	K-Mart Corp, 12.50%, 03/01/05	224,250
1,000,000	MCI Communications, 8.25%, 01/20/23	270,000
975,000	Northwest Airlines, 6.84%, 04/01/11	965,211
3,600,000	Olsten Corp, 7.00%, 03/15/06	3,919,500
1,800,000	Omnicare, 5.00%, 12/01/07	1,622,250
2,609,000	Reebok International, 6.75%, 09/15/05	2,768,801
1,100,000	Worldcom, 7.50%, 05/15/11	132,000
675,000	Worldcom, 7.75%, 04/01/07	81,000
		15,632,907
Healthcare (1.79%)
2,650,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	2,428,062

Governement Agency (0.63%)
700,000	Quebec Province, 6.19%, 03/10/26	852,250

Industrial Goods and Services (13.02%)
1,100,000	Analog Devices, 4.75%, 10/01/05	1,072,500
1,000,000	Comdisco, 9.50%, 08/15/03	865,000
975,000	El Paso Natural Gas, 8.63%, 01/15/22	831,188
2,500,000	Geon Company, 6.88%, 12/15/05	2,428,125
2,000,000	Halliburton, 6.75%, 02/01/27	1,780,000
2,110,000	Ikon Office, 6.75%, 11/01/04	2,051,975
277,000	IMC Global, 9.45%, 12/15/11	282,886
500,000	John Deere, 8.63%, 08/01/19	541,250
1,000,000	Northwest Pipeline, 9.00%, 08/01/22	885,000
5,050,000	Shaw Group, Zero Coupon, 05/01/21	2,575,500
3,103,000	Teck Corp, cvt., 3.75%, 07/15/06	2,738,397
890,000	Thermo Electron, 3.25%, 11/01/07	774,300
1,000,000	Transcontinental Gas Pipeline, 6.25%, 01/15/08	860,000
		17,686,121
International (0.34%)
200,000	Naples, City of, Italy, 7.52%, 07/15/06	213,500
185,000	Nova Scotia, 8.25%, 11/15/19	248,131
		461,631
Real Estate (1.44%)
1,550,000	Nationwide Health Properties, 7.23%, 11/08/06	1,687,563
10,000	Realty Income Sr. Notes, 8.25%, 11/15/08	271,000
		1,958,563
Utilities (0.81%)
500,000	Boise Cascade, 7.05%, 05/15/05	526,250
75,000	Citizens Utility Co. 6.80%, 08/15/26	73,500
500,000	National Rural Utilities, 7.38%, 02/10/03	508,125
		1,107,875

	Total Corporate Bonds	46,446,334

Mutual Funds (2.24%)
3,040,355	Government Assets Fund T Shares, 1.14%**	3,040,355

	Total Investments in Securities (99.50%)
	(Cost $133,409,101)	$135,187,062

	Other Assets and Liabilities (0.50%)	679,044

	Net Assets (100.00%)	$135,866,106

---------------
* Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow
(rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate disclosed represents the yield at date of purchase.
** Rate shown is as of September 30, 2002.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Municipal Bond Fund

Municipal bonds performed well during the period as investors flocked to quality, benefiting municipal bonds. Higher quality credits outperformed lower credits as the flight to quality that occurred in the treasury market spilled over into the municipal market. The curve remains steep and offers significant yield pick up to anyone wanting to extend maturities; however, with rates at decade lows, the Fund has maintained a shorter than normal duration. The Fund is seeing the benefits of staying invested in non-callable, high quality securities. We are monitoring the budget impact on local and state governments as they manage their way through a tighter spending environment. The Fund remains in high quality issues and will continue to do so until a more responsive recovery in the economy is evident.
VINTAGE MUTUAL FUNDS, INC.
Municipal Bond Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Par Value	Description	Value

Municipal Bonds (86.81%)
Arizona (2.36%)
$1,000,000	Arizona State, 5.50%, 05/01/10	1,155,040

Florida (2.23%)
500,000	Jacksonville, FL Water & Sewer, 5.00%, 10/01/20	552,740
500,000	State of Florida Board of Education, 5.13%, 06/01/05	542,485
		1,095,225
Georgia (2.51%)
1,000,000	Fulton County, GA, 6.38%, 05/01/11	1,230,780

Hawaii (2.30%)
1,000,000	Honolulu, HI, 5.00%, 10/01/13	1,129,180

Illinois (21.18%)
1,000,000	Chicago, IL, 5.38%, 01/01/13	1,136,010
1,000,000	Cook County, IL Series B, 4.90%, 11/15/10	1,095,040
1,000,000	Illinois - Depaul University, 5.00%, 10/01/11	1,120,410
465,000	Illinois Housing Development Authority Single Family, 6.50%, 02/01/09	487,394
750,000	Illinois State, 5.38%, 10/01/13	871,545
1,000,000	Illinois State Sales Tax Revenue, 5.00%, 06/15/09	1,117,130
1,000,000	Illinois State Toll Highway Authority Revenue, 5.50%, 01/01/14	1,161,390
1,000,000	Macon County And Decatur Illinois Ctf Partn, 6.50%, 01/01/04	1,059,600
1,000,000	Southern Illinois University, 5.00%, 04/01/10	1,114,280
1,000,000	Will County, IL School District 122, 6.50%, 11/01/17	1,218,310
		10,381,109
Indiana (10.06%)
450,000	Allen County, IN, 5.75%, 10/01/11	529,074
1,000,000	Evansville, IN Building Authority, 5.30%, 08/01/08	1,125,470
1,000,000	Indianapolis, IN Public Transportation, 6.00%, 07/01/10	1,053,540
1,000,000	Indiana Municipal Power Agency, 5.25%, 01/01/12	1,135,560
1,000,000	Kokomo-Center, IN School Building Corp., 6.75%, 07/15/04	1,088,080
		4,931,724
Iowa (1.05%)
500,000	Lansing, IA, 7.30%, 11/01/08	512,740

Kansas (2.27%)
1,000,000	Johnson County, KS, School District #233, 5.30%, 09/01/13	1,111,260

Maine (1.74%)
750,000	Maine Mun Bd Bk, 5.25%, 11/01/08	850,575

Michigan (3.43%)
500,000	Michigan State Bldg, 5.05%, 10/15/14	545,020
1,000,000	Wayne State University, 5.38%, 11/15/13	1,134,580
		1,679,600
Minnesota (1.73%)
750,000	Moorhead, MN , Independent School District #152, 5.00%, 04/01/12 When-issued	846,750

New Jersey (1.11%)
500,000	New Jersey Wastewater Treatment Trust Series A, 4.80%, 09/01/06	545,880

Oklahoma (1.57%)
725,000	Tulsa County, OK, 4.00%, 05/01/06	769,421

Pennsylvania (1.70%)
750,000	Pennsylvania State, 5.00%, 02/01/08	831,900

Rhode Island (1.08%)
500,000	Rhode Island State, 4.90%, 06/15/04	527,200

Tennessee (2.38%)
1,000,000	Johnson City, TN, 5.50%, 07/01/12	1,166,690

Texas (10.79%)
1,000,000	Pharr-San Juan-Alamo, TX. Independent School District, 5.25%, 02/01/08	1,095,360
900,000	Sam Rayburn Texas Municipal, 6.00%, 09/01/10	1,049,967
1,000,000	San Antonio Electric and Gas, TX, 5.00%, 02/01/12	1,121,080
1,000,000	San Antonio, TX, 6.00%, 08/01/08	1,167,160
750,000	Texas State Water Financial Assistance, 5.25%, 08/01/10 When-issued	853,778
		5,287,345
Utah (1.11%)
500,000	Salt Lake County, UT, 5.50% 12/15/04	541,825

Virginia (2.35%)
1,000,000	Virginia Beach, VA, 5.40%, 09/01/09	1,149,810

Washington (9.37%)
1,000,000	Benton County, WA, Public Utility, 5.45%, 11/01/08	1,118,500
1,000,000	King County, WA School District #415, 5.50%, 06/01/12	1,164,600
1,000,000	Pierce County, WA, School District #001, 6.00%, 12/01/10	1,191,910
1,000,000	Washington State, 5.00%, 09/01/09	1,118,340
		4,593,350
Wisconsin (4.49%)
1,000,000	Wisconsin State Government Obligation, 5.00%, 05/01/11	1,099,250
1,000,000	Wisconsin State Series A, 5.00%, 05/01/09	1,100,380
		2,199,630

	Total Municipal Bonds	42,537,034

Alternative Minimum Tax Paper (10.08%)
1,000,000	Alaska Student Loan, 5.63%, 07/01/07	1,060,380
500,000	Austin, TX, Airport Revenue, 5.50%, 11/15/06	551,870
300,000	Illinois Student Assistance Commission, Student Loan Revenue, Series M, 6.30%, 03/01/03	305,073
500,000	Iowa Student Loan, 5.75%, 12/01/06	512,180
1,000,000	Iowa Student Loan Liquidity Corp. Series C, 5.10%, 06/01/09	1,078,710
310,000	Massachusetts Education Loan Authority, 5.60%, 07/01/06	336,824
15,000	New Mexico Educational Assistance, 5.75%, 08/01/07	16,174
1,000,000	Utah Bd Regents, 5.20%, 05/01/08	1,080,280
	Total Alternative Minimum Tax Paper	4,941,491

Mutual Funds (2.07%)
1,013,651	Municipal Assets I Shares, 0.90%**	1,013,651

	Total Investments in Securities (98.96%)
	(Cost $44,631,766)	$47,478,525

	Other Assets and Liabilities (1.04%)	1,524,148

	Net Assets (100.00%)	$49,002,673

---------------------
** Rate shown is as of September 30, 2002.
PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Equity Funds

The equity market does not like uncertainty. Unfortunately, today's geopolitical, economic, and corporate environment is best characterized as uncertain. The past six-month period witnessed increasing concerns regarding the conflict with Iraq and a weaker-than-expected economic recovery. The S&P 500 third quarter year-over-year earnings growth estimates gradually fell from 16 percent at the beginning of the quarter to approximately 7 percent. These concerns were in addition to investors being constantly reminded by the media that the 1990s boom/bubble years were nothing more than irresponsible corporate management using smoke and mirrors in an attempt to cover up an emperor who has no clothes. Amidst all of this uncertainty and confusion, there is the lingering fear that the U.S. economy will end up like post-bubble Japan, where a recipe of over-capacity and deflation combined with massive corporate and consumer debt loads proves to be a deadly concoction that cripples the economy.

The equity market voiced its disapproval with the current uncertain environment by violating the September 2001 market lows across all of the major equity indexes in July. After reaching seemingly oversold conditions, Wall Street rebounded from the July lows and rallied in August, signaling hope that the economic recovery merely paused, not died, and that earnings would gradually move higher over the coming year. However, that hope gradually faded in the last month of the period as economic reports continued to confirm a weakening economic recovery, while simultaneously an earlier than usual onset of third quarter negative earnings pre-announcements indicated that corporations were struggling to meet expectations. As the period came to a close, share prices again tested the July 2002 lows, making the third quarter the worst quarter for equity performance since 1987. Additionally, the sharp decline in stock prices in September represented the worst losses in September since 1937.

The rout in stock prices during the third quarter took no prisoners. As a result of the continuing uncertainty in the equity market, the S&P 500 Index declined over 17 percent for the third quarter and over 28 percent for the six-month period ended September 30, 2002.

Not surprisingly, because the economic recovery was questioned during the third quarter, cyclical sectors tended to perform the worst. Accordingly, basic materials, technology, telecommunications, industrials, and energy sectors were the worst performing sectors, while the more defensive health care, consumer staples, and financial sectors faired better and experienced mitigated declines.

For the first time in many quarters, growth stocks outperformed value stocks across all asset class sizes. This was most likely due to the value style trafficking mainly in the cyclical sectors. Growth stocks typically perform better as expectations for economic growth diminish. There was not much differentiation across overall asset class sizes, as the small and mid-cap returns were generally in line with the large cap S&P 500 Index.

During the period, the stock market continued to be dealt blow after blow. Stocks declined sharply during the second quarter largely on fears of corporate accounting scandals. Stocks disconnected from the positives of a recovering economy as investors braced for the next Enron or WorldCom to rock Wall Street. Fortunately, August 14, the deadline for most corporations to certify financial statements with the SEC, came and went without the emergence of another major corporate scandal. With corporate executives beginning to be taken away in handcuffs during the third quarter, it appeared that the wave of corporate scandals was coming to an end. Stocks rallied in August as corporate accounting fears began to ease and corporations began to buy back their own shares. Unfortunately, those fears were only replaced by new fears of a "double-dip" recession, as economic reports began to disappoint in late summer. Reports showed that manufacturing was slowing and unemployment claims were rising. In addition, a weak back-to-school shopping season hurt retailers and raised concerns that the consumer was finally beginning to retrench. Although an earnings recovery is unfolding, third quarter estimates were sharply reduced as corporations continue to report very little if any earnings visibility.

Is the dire equity market action signaling that the economy is relapsing into recession, or worse, a Japan-like depression? This is a question being asked by many market participants. Particularly, as rising fears of deflation and weak corporate revenue growth darken the outlook for a rebound in corporate profits. We believe equity markets are adjusting to this reality, discounting overly optimistic earnings expectations for the second half of the year in favor of a more tepid earnings recovery.

With stocks continuing to weaken and poised for a third straight down year, comparisons to the Great Depression are becoming more prevalent. In fact, stocks have been the most revalued in relation to bonds since the Depression era. Stocks have underperformed bonds by 60 percent since December 1999. The only other larger period of underperformance by stocks was during the Depression years, when stocks underperformed bonds by 80 percent. During the Great Depression, stocks underperformed bonds for 33 months. As of this September, stocks have underperformed bonds by 33 months. The good news is that it appears that stocks should be nearing an end of underperformance relative to bonds. The bad news is that it could take stocks longer to outperform bonds than during the Great Depression.

Finally, we believe Price Earnings (P/E) ratios are naturally compressing, given the uncertain environment as investors risk tolerance is tested. However, P/Es should eventually stabilize, as the excesses of the bubble years continue to be purged, and a favorable low interest rate/low inflation rate environment take precedence over the current fears that dominate market sentiment. As stocks have precipitously declined this year, the valuation profile of the stock market has improved. At the end of September 2002, the S&P 500 traded at 15 times projected 2003 earnings. This is a much more reasonable valuation. At some point, improved valuation should help stocks to stabilize, even if the earnings recovery continues to only grudgingly unfold.

We continue to focus on looking for opportunities to enhance the quality of equity portfolios by emphasizing companies with healthy balance sheets, greater reliability in earnings and sound accounting practices. Sector weightings still favor an economic recovery, but more modestly than compared to earlier this year. With expectations for the economic recovery currently fading along with rising geopolitical risks, we believe a broadly diversified portfolio with more balanced sector weightings relative to the S&P 500 is appropriate.

Hopefully, the economy and the stock market have seen their worst levels. As such, we are reluctant to adopt a strong defensive posture at what could be the lows for the stock market. A more bullish stance may be adopted as we gain confidence that the economic recovery is strengthening and earnings visibility for the market becomes clearer. Until then, we are comfortable with a more neutral posture.

In our view, the economic recovery is in a fragile stage, but is still on course to eventually gain strength. The current environment is somewhat similar to the sluggish recovery following the recession in 1990-91. During that recovery, for example, the manufacturing sector slowed three times before finally emerging into solid growth. What is most encouraging is that aggregate economic policy has now turned uniformly stimulative. Monetary and fiscal policy have been expansionary and now a weaker U.S. dollar and long-term interest rates, which have just recently declined sharply, should add more support to the economy.

Lower long-term interest rates have unleashed a mortgage-refinancing boom that should add fuel to the consumer just in time for the Holiday Season. Encouragingly, money supply growth has turned up recently after stalling in the first half of the year, and employment growth appears to be bouncing off a bottom. This suggests that near-term weakness in the economy is likely to be limited. We believe the Federal Reserve will avoid the policy mistakes that led to the Great Depression and similar mistakes made by Japanese policy officials that have lengthened Japan's deflation driven downward spiral. The Fed cut rates again at its meeting in early November as economic reports continued to support a "soft spot." The bottom line is that the Fed should be willing to provide even more stimulus in order to keep the economic recovery from completely stalling out.

While the stock market continued to disappoint on almost a daily basis in the past period, we believe stocks are in the later stages of this bear market. Bear market rallies can and do occur and we have not been surprised to see stocks mount a rally as the negative pre-announcement season came to an end later in October. November and December are historically stronger months for the stock market. Of course, the potential for war in Iraq will play an important influence on stock prices in the coming months. A short and decisive victory would be the most bullish outcome for the stock market. Looking ahead, 2003 is the third year in the presidential cycle, which is historically a stronger year for the stock market. We believe a great deal of bad news and uncertainty is currently priced into the stock market. However, as long as the current economic recovery remains sluggish and uncertainty abounds, it will be difficult for the stock market to make a sustained advance.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Balanced Fund

A number of extremes exist in the bond market today. Investors flocked to the safety of U.S. Treasuries over the period as the stock market continued to fall. Treasuries posted their best quarterly performance since the second quarter of 1989. This pushed Treasuries to extremely overvalued levels versus inflation. Corporate bonds underperformed Treasuries by a wide margin, as investors demanded extra compensation for taking credit risk. The month of July was among the seven worst months for corporate bonds in the last 70 years. Mortgage-backed securities were faced with a record-refinancing wave. The fixed portion of the Fund is positioned to benefit relative to its norms as these extremes unwind. The fixed portion of the Fund has a shorter duration than these norms, since the bond market is vulnerable to any good economic news or a stabilization of stock prices. The fixed portion of the Fund is underweighted to Treasuries and overweighted to corporate bonds. The current underweighting to mortgage-backed securities will be increased when the refinancing wave crests.

An environment of uncertainty continues to depress stock prices. Recent economic reports suggesting a weaker-than-expected economic recovery have increased fears that the economy may be slowing. Investor confidence remains low amid concerns regarding a possible war with Iraq. Third quarter earnings estimates for companies in the S&P 500 Index were steadily reduced during the quarter. However, the economic recovery should remain on track as monetary and fiscal policies, a lower U.S. dollar and a recent sharp decline in long-term interest rates are now all working together to stimulate economic growth. A great deal of bad news is already priced into stocks as the stock market is exhibiting many signs of an oversold bottom. While it is impossible to predict a market bottom, we believe the current bear market is moving closer to the end. A successful retesting of the July 2002 lows could raise investor confidence and provide a base for stronger stock prices. The equity portion of the Fund's returns are tracking much closer to the S&P 500 as cyclical positioning has been modestly reduced in favor of companies exhibiting high quality balance sheets and greater earnings reliability. The stock market has yet to respond favorably to the economic recovery, but we remain confident in our long-standing tenet that earnings growth ultimately drives stock prices.
VINTAGE MUTUAL FUNDS, INC.
Balanced Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Shares/
Par Value	Description	Value

US Treasury Bonds (3.10%)
$500,000	6.25%, 08/15/23	$596,250
500,000	7.13%, 02/15/23	653,160
	Total U.S. Treasury Bonds	1,249,410

U.S. Government Agencies (2.88%)
500,000	Federal Home Loan Mortgage Corp., 5.75%, 01/15/12	555,000
500,000	Federal National Mortgage Assoc., 7.25%, 01/15/10	604,100
	Total U.S. Government Agencies	1,159,100

Mortgage Related Securities (13.36%)
Collateralized Mortgage Obligations (1.55%)
433,147	ABN AMRO Mortgage Corp., 6.00%, 01/25/32	441,766
98,824	Federal Home Loan Mortgage Corp, Series 1610 Class PM, 6.25%, 04/15/22	104,868
28,348	Federal National Mortgage Assoc, 1992-46 Class J, 5.00%, 01/25/07	28,639
54,372	Salomon Bros. Mortgage Sec. VII, 1995-1 Class PO, 10.54%***, 02/25/25	48,081
		623,354
Federal Home Loan Mortgage Corp. Mortgage-Backed Pools (3.36%)
158,223	#C00896, 7.50%, 12/01/29	166,889
195,834	#C00592, 7.00%, 03/01/28	204,587
248,657	#E20252, 7.00%, 07/01/11	262,932
341,886	#17281, 6.50%, 11/01/28	355,121
350,308	#19588, 6.50%, 12/01/28	363,868
		1,353,397
Federal National Mortgage Assoc. Mortgage-Backed Pools (3.55%)
299,887	#251697, 6.50%, 05/01/28	311,220
342,870	#252334, 6.50%, 02/01/29	357,840
317,596	#428865, 7.00%, 06/01/28	331,935
180,171	#430203, 7.00%, 06/01/28	188,306
228,370	#323640, 7.50%, 04/01/29	242,143
		1,431,444
Government National Mortgage Assoc. Mortgage-Backed Pools (4.73%)
133,086	#451522, 7.50%, 10/15/27	141,517
256,465	#486760, 6.50%, 12/15/28	267,900
94,691	#780075, 8.00%, 03/15/25	102,640
242,305	#780453, 7.50%, 12/15/25	258,290
79,234	#780619, 7.00%, 08/15/12	84,727
244,879	#469699, 7.00%, 11/15/28	257,464
216,499	#486467, 7.00%, 08/15/28	227,625
320,431	#462556, 6.50%, 02/15/28	334,719
221,280	#780584, 7.00%, 06/15/27	233,045
		1,907,927
Asset Backed Securities (0.17%)
66,524	Green Tree Recreational Equipment, 6.55%, 07/15/28	67,992

	Total Mortgage-Related Securities	5,384,114

U.S. Taxable Municipal Bonds (1.82%)
195,000	Fulton, MO Golf Course, 7.60%, 07/01/11	223,382
68,471	Mille Lacs Band Of Ojibwe Indians, 8.00%, 06/01/04	68,792
105,000	New Orleans, LA Hsg. Dev., 8.00%, 12/01/03	108,590
300,000	University of Southern California, 5.87%, 01/01/14	333,153
	Total U.S. Taxable Municipal Bonds	733,917

Corporate Bonds (12.98%)
Banking and Financial Services (1.89%)
460,000	Hubco, Inc, 7.75%, 01/15/04	478,400
250,000	Lehman Bros. MTN, 8.05%, 01/15/19	285,000
		763,400
Consumer Goods and Services (2.38%)
500,000	Ford Motor Company, 7.13%, 11/15/25	403,125
507,000	J.C. Penney & Co., 9.00%, 08/01/12	489,255
350,000	K-Mart Corp, 12.50%, 3/01/05	68,250
		960,630
Government Agency (0.91%)
300,000	Quebec Province, 6.19%, 03/10/26	365,250

Healthcare (1.25%)
550,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	503,937

Industrial Goods and Services (5.10%)
500,000	Cummins Engine, 6.75%, 02/15/27	494,375
500,000	Ikon Office, 6.75%, 11/01/04	486,250
500,000	Olsten Corp, 7.00%, 03/15/06	544,375
600,000	Teck Corp, cvt., 3.75%, 07/15/06	529,500
		2,054,500
International (0.50%)
150,000	Nova Scotia, 8.25%, 11/15/19	201,188

Real Estate (0.95%)
350,000	Nationwide Health Properties, 7.23%, 11/08/06	381,063

	Total Corporate Bonds	5,229,968

Common Stocks (63.74%)
Banking (2.14%)
30,000	Bank Of New York	862,200

Chemicals (2.29%)
12,000	Dow Chemical	327,720
16,500	Du Pont	595,155
		922,875
Computer Hardware (3.08%)
55,000	Cisco Systems*	576,400
11,400	IBM	665,646
		1,242,046
Computer-Software & Peripherals (3.09%)
19,000	Microsoft*	830,110
50,000	Oracle*	393,000
		1,223,110
Consumer Goods & Services (1.41%)
10,000	Kimberly-Clark	566,400

Diversified (2.21%)
5,000	3M	549,850
10,000	Textron	341,000
		890,850
Electrical & Electronic (3.25%)
40,000	General Electric	986,000
15,000	Honeywell	324,900
		1,310,900
Entertainment (1.51%)
15,000	Viacom Class B*	608,250

Financial Services (3.22%)
10,000	American Express	311,800
8,000	Federal Home Loan Mortgage Corporation	447,200
13,500	MBIA Inc.	539,325
		1,298,325
Healthcare (2.26%)
15,000	Zimmer Holdings*	575,100
11,000	Baxter International	336,050
		911,150
Index Shares (4.50%)
12,000	I Shares S&P Growth	740,760
11,500	I Shares S&P Index	1,070,075
		1,810,835
Industrial Goods & Services (2.80%)
20,000	United Technologies	1,129,800

Insurance (4.17%)
13,710	American International Group	847,850
5,000	March & McLennan	832,800
		1,680,650
Leisure (1.73%)
15,000	Harley Davidson	696,750

Medical Equipment & Supplies (2.61%)
25,000	Medtronic	1,053,000

Oil & Gas Exploration Products & Services (5.43%)
20,000	Exxon Mobile	638,000
14,250	Royal Dutch Petroleum	572,422
20,000	Schlumberger	769,200
10,000	Transocean Sedco Forex	208,000
		2,187,622
Paper Products (1.36%)
24,000	Boise Cascade	547,200

Pharmaceuticals (5.99%)
20,000	Amgen*	834,000
6,000	Johnson & Johnson	324,480
10,000	Merck	457,100
27,500	Pfizer	798,050
		2,413,630
Restaurants (1.61%)
25,000	Brinker International*	647,500

Retail - General Merchandise (2.32%)
15,000	Target	442,800
10,000	Walmart	492,400
		935,200
Retail - Specialty Stores (4.80%)
17,000	CVS Corporation	430,950
26,250	Home Depot	685,125
40,000	Staples*	511,600
10,000	Walgreen	307,600
		1,935,275
Semiconductors (1.24%)
36,000	Intel	500,040

Technology (0.77%)
21,000	Texas Instruments	310,170

	Total Common Stocks	25,683,778

Mutual Funds (2.28%)
919,866	Government Assets Fund T Shares, 1.14%**	919,866

	Total Investments in Securities (100.16%)
	(Cost $44,767,114)	$40,360,153

	Other Assets and Liabilities (-0.16%)	(63,413)

	Net Assets (100.00%)	$40,296,740
---------------
* Represents non-income producing securities.
** Rate shown is as of September 30, 2002.
*** Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow
(rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate disclosed represents the yield at date of purchase.
PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Equity Fund

An environment of uncertainty continues to depress stock prices. Recent economic reports suggesting a weaker-than-expected economic recovery have increased fears that the economy may be slowing. Investor confidence remains low amid concerns regarding a possible war with Iraq. Third quarter earnings estimates for companies in the S&P 500 Index were steadily reduced during the quarter. However, the economic recovery should remain on track as monetary and fiscal policies, a lower U.S. dollar and a recent sharp decline in long-term interest rates are now all working together to stimulate economic growth. A great deal of bad news is already priced into stocks as the stock market is exhibiting many signs of an oversold bottom. While it is impossible to predict a market bottom, we believe the current bear market is moving closer to the end. A successful retesting of the July 2002 lows could raise investor confidence and provide a base for stronger stock prices. The Fund's returns are tracking much closer to the S&P 500, as cyclical positioning has been modestly reduced in favor of companies exhibiting high quality balance sheets and greater earnings reliability. The stock market has yet to respond favorably to the economic recovery, but we remain confident in our long-standing tenet that earnings growth ultimately drives stock prices.
VINTAGE MUTUAL FUNDS, INC.
Equity Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Shares	Description	Value

Common Stocks (99.29%)
Banking (3.00%)
220,000	Bank of New York	6,322,800

Biotechnology (3.56%)
180,000	Amgen*	7,506,000

Chemicals (3.78%)
110,000	Dow Chemical	3,004,100
137,500	Du Pont	4,959,625
		7,963,725
Computer Hardware (5.04%)
500,000	Cisco Systems*	5,240,000
92,000	IBM	5,371,880
		10,611,880
Computer - Software and Peripherals (4.13%)
145,000	Microsoft*	6,335,050
300,000	Oracle*	2,358,000
		8,693,050
Consumer Goods & Services (2.69%)
100,000	Kimberly-Clark	5,664,000

Diversified (5.67%)
10,000	3M	1,099,700
124,100	Textron	4,231,810
117,000	United Technologies	6,609,330
		11,940,840
Electrical & Electronic (5.36%)
300,000	General Electric	7,395,000
180,000	Honeywell	3,898,800
		11,293,800
Entertainment (2.70%)
140,000	Viacom Class B*	5,677,000

Financial Services (5.83%)
100,000	American Express	3,118,000
80,000	Fannie Mae	4,763,200
110,000	MBIA Inc.	4,394,500
		12,275,700
Healthcare (3.20%)
100,000	Zimmer Holdings*	3,834,000
95,000	Baxter International	2,902,250
		6,736,250
Index Shares (6.62%)
75,000	I Shares S&P Growth	4,629,750
100,000	I Shares S&P Index	9,305,000
		13,934,750
Insurance (6.74%)
130,000	American International Group	7,111,000
170,000	March & McLennan	7,078,800
		14,189,800
Leisure (2.76%)
125,000	Harley Davidson	5,806,250

Medical Equipment & Supplies (3.40%)
170,000	Medtronic	7,160,400

Oil & Gas Exploration Products & Services (8.45%)
150,000	Exxon Mobile	4,785,000
110,000	Royal Dutch Petroleum	4,418,700
175,000	Schlumberger	6,730,500
90,000	Transocean Sedco Forex	1,872,000
		17,806,200
Paper Products (1.58%)
146,000	Boise Cascade	3,328,800

Pharmaceuticals (6.86%)
46,000	Johnson & Johnson	2,487,680
90,000	Merck	4,113,900
270,000	Pfizer	7,835,400
		14,436,980
Restaurants (2.46%)
200,000	Brinker International*	5,180,000

Retail - General Merchandise (4.54%)
157,000	Target	4,634,640
100,000	Walmart	4,924,000
		9,558,640
Retail - Specialty Stores (7.87%)
150,000	CVS Corporation	3,802,500
200,000	Home Depot	5,220,000
350,000	Staples*	4,476,500
100,000	Walgreen	3,076,000
		16,575,000
Semiconductors (1.65%)
250,000	Intel	3,472,500

Technology (1.40%)
200,000	Texas Instruments	2,954,000

	Total Common Stocks	209,088,365

Mutual Funds (0.71%)
1,499,784	Government Assets Fund T Shares, 1.14%**	1,499,784

	Total Investments in Securities (100.00%)
	(Cost $215,229,934)	$210,588,149

	Other Assets and Liabilities (0.00%)	7,124

	Net Assets (100.00%)	$210,595,273

---------------
* Represents non-income producing securities.
** Rate shown is as of September 30, 2002.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Aggressive Growth Fund

An environment of uncertainty continues to depress stock prices. Recent economic reports suggesting a weaker-than-expected economic recovery have increased fears that the economy may be double dipping. Investor confidence remains low amid concerns regarding a possible war with Iraq, a high unemployment rate, and a weak stock market. Third quarter earnings estimates for companies in the S&P 500 Index were steadily reduced during the quarter, and the consumer's health is beginning to be questioned. That said, we believe a great deal of this bad news is already priced into stocks, which are trading at substantially oversold levels.

Going forward, we believe the economy will continue to demonstrate its ability to recover, gradually responding to easy monetary and fiscal policies, a lower U.S. dollar, and surge in refinancing. In this more stable environment, earnings growth is likely to continue to slowly improve. Overall, our portfolios remain levered to an economic recovery, although we have hedged for a less vigorous recovery by adding to our health care holdings.
VINTAGE MUTUAL FUNDS, INC.
Aggressive Growth Fund
Schedule of Portfolio Investments (Unaudited)
September 30, 2002

Shares			Description				Value

Common Stocks (96.33%)
Banking (2.72%)
40,000			Bank of New York				$1,149,600

Biotechnology (4.89%)
30,000			Amgen*				1,251,000
14,000			Genentech*				456,820
8,000			Trimeris*				355,360
							2,063,180
Chemicals (5.02%)
38,000			Dow Chemical				1,037,780
30,000			Du Pont				1,082,100
							2,119,880
Computer Hardware (2.23%)
90,000			Cisco Systems*				943,200

Computer - Software and Peripherals (4.24%)
20,000			Microsoft*				873,800
55,000			Oracle*				432,300
33,000			Veritas Software*				485,430
							1,791,530
Consumer Goods & Services (0.81%)
6,000			Kimberly-Clark				339,840

Communication Equipment and Systems (0.30%)
7,000			Silicon Laboratories*				128,310

Diversified (2.42%)
30,000			Textron				1,023,000

Electrical & Electronic (6.89%)
85,000			Flextronics*				592,450
50,000			General Electric				1,232,500
50,000			Honeywell				1,083,000
							2,907,950
Entertainment (3.94%)
41,000			Viacom Class B*				1,662,550

Financial Services (4.46%)
10,000			Federal Home Loan Mortgage Corporation				559,000
27,000			Lehman Brothers				1,324,350
							1,883,350
Health Care Products and Services (4.21%)
20,000			Baxter International				611,000
25,000			Lincare Holdings*				776,000
19,000			NPS Pharmaceuticals*				390,830
							1,777,830
Index Shares (4.68%)
32,000			I Shares S&P Growth				1,975,360

Insurance (5.48%)
15,000			American International Group				820,500
12,000			Chubb				657,960
20,000			March & McLennan				832,800
							2,311,260
Internet Related (0.49%)
15,000			Check Point Software Technologies*				206,100

Materials (1.69%)
37,000			Alcoa				714,100

Oil & Gas Exploration Products & Services (9.99%)
10,000			Apache Corporation				594,500
17,000			BJ Services*				442,000
13,000			Cooper Cameron*				542,880
20,000			Nabors Industries*				655,000
12,000			Royal Dutch Petroleum				482,040
10,000			Schlumberger				384,600
30,000			Transocean Sedco Forex				624,000
13,200			Weatherford International*				490,248
							4,215,268
Paper Products (1.69%)
31,300			Boise Cascade				713,640

Pharmaceuticals (8.29%)
5,000			Forest Laboratories*				410,050
30,000			Merck				1,371,300
40,000			Pfizer				1,160,800
16,500			Taro Pharmaceutical*				556,875
							3,499,025
Restaurants (1.84%)
30,000			Brinker International*				777,000

Retail - General Merchandise (4.32%)
20,000			Target				590,400
25,000			Walmart				1,231,000
							1,821,400
Retail - Specialty Stores (4.53%)
35,000			CVS Corporation				887,250
80,000			Staples*				1,023,200
							1,910,450
Semiconductors (4.34%)
25,000			Broadcom*				267,000
65,000			Intel				902,850
12,000			Marvell Technology*				190,200
10,000			Qlogic*				260,400
22,000			Semtech*				213,400
							1,833,850
Technology (5.24%)
30,600			Amphenol*				948,600
10,000			Analog Devices*				197,000
28,000			Brocade Communications*				210,840
50,000			GlobespanVirata*				118,000
50,000			Texas Instruments				738,500
							2,212,940
Technology - Software (1.62%)
45,000			BEA Systems*				233,100
30,000			Integrated Device Technology*				313,200
11,000			Internet Security Systems*				135,520
							681,820

Total Common Stocks							40,662,433

Limited Partnerships (2.80%)
BlueStream Ventures, L.P.*** (1.83 percent of Partnership's Net Assets)							1,180,150

Mutual Funds (1.57%)
663,209			Government Assets Fund T Shares, 1.14%**				663,209

Total Investments in Securities (100.70%)
(Cost $59,918,683)							$42,505,792

Other Assets and Liabilities (-0.70%)							(295,933)

Net Assets (100.00%)							$42,209,859

---------------
* Represents non-income producing securities.
** Rate shown is as of September 30, 2002.
*** This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the investment adviser with Board of Director approval.

VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2002
	Government	Liquid	Municipal	Limited		Municipal			Aggressive
	Assets	Assets	Assets	Term Bond	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
ASSETS:
Investments, at value	$84,984,958	$147,520,702	$33,935,093	$57,948,620	$135,187,062	$48,492,176	$40,360,153	$210,588,149	$42,505,792
Repurchase agreements	61,177,322	16,004,352	-----	-----	-----	-----	-----	-----	-----
Total Investments (Cost $146,162,280;
$163,525,054, $33,935,093; $58,902,834;
$133,409,101; $44,631,766; $44,767,114;
$215,229,934; $59,918,683)
Total Investments	146,162,280	163,525,054	33,935,093	57,948,620	135,187,062	48,492,176	40,360,153	210,588,149	42,505,792
Interest and dividends receivable	861,005	1,234,215	279,844	651,355	1,499,171	710,327	180,492	275,841	65,859
Receivable from brokers for investments sold	-----	-----	-----	-----	-----	-----	-----	-----	441,507
Receivable for capital shares issued	-----	-----	-----	-----	6,383	2,200	3,576	33,498	-----
Principal paydown receivable	-----	-----	-----	2,714	3,671	-----	-----	-----	-----
Prepaid expenses	-----	-----	-----	-----	-----	-----	-----	-----	23,901
Total Assets	147,023,285	164,759,269	34,214,937	58,602,689	136,696,287	49,204,703	40,544,221	210,897,488	43,037,059
LIABILITIES:
Dividends payable	120,918	114,862	20,690	240,663	682,976	146,130	186,809	-----	-----
Payable to brokers for investments purchased	-----	-----	-----	-----	-----	-----	-----	-----	778,694
Payable for capital shares redeemed	-----	-----	-----	-----	14,465	-----	-----	32,592	-----
Accrued expenses and other payables:
Investment advisory fees	39,134	47,581	9,878	24,642	62,849	20,278	26,246	142,241	37,162
Administration fees	23,480	28,548	5,927	12,814	29,711	10,545	9,099	49,311	10,171
Accounting fees	3,354	4,078	847	1,478	3,428	1,217	1,050	5,690	1,173
Distribution fees	-----	90,341	621	-----	-----	-----	-----	-----	-----
Servicing fees	-----	75,084	3,228	-----	-----	-----	-----	26,203	-----
Other	15,149	28,016	54	15,527	36,752	23,860	24,277	46,178	-----
Total Liabilities	202,035	388,510	41,245	295,124	830,181	202,030	247,481	302,215	827,200
NET ASSETS:	146,821,250	164,370,759	34,173,692	58,307,565	135,866,106	49,002,673	40,296,740	210,595,273	42,209,859
Paid-in capital	146,805,802	164,375,278	34,173,692	59,917,106	135,896,512	45,037,162	52,335,143	239,427,759	96,866,948
Accumulated undistributed (distributions in excess of)
net investment income	15,448	-----	-----	(129,978)	69,759	-----	16,478	-----	11,328
Net unrealized appreciation on investments	-----	-----	-----	(954,214)	1,777,961	3,860,410	(4,406,961)	(4,641,785)	(17,412,891)
Accumulated undistributed net realized gains (losses)
on investment transactions	-----	(4,519)	-----	(525,349)	(1,878,126)	105,101	(7,647,920)	(24,190,701)	(37,255,526)
Net Assets	$146,821,250	$164,370,759	$34,173,692	$58,307,565	$135,866,106	$49,002,673	$40,296,740	$210,595,273	$42,209,859
Capital Shares Outstanding				5,963,341	13,561,080	4,380,386	4,115,875		6,584,483
Net asset value--offering and redemption price per share				$9.78	$10.02	$11.19	$9.79		$6.41

Pricing of S Shares
Net assets applicable to S Shares outstanding		$97,186,846	$1,414,282					$117,029,666
Shares outstanding, $.001 par value		97,188,901	1,414,282					11,041,086
Net asset value--offering and redemption price per share		$1.00	$1.00					$10.60

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding		$7,600,773
Shares outstanding, $.001 par value		7,600,993
Net asset value--offering and redemption price per share		$1.00

Pricing of T Shares
Net assets applicable to T Shares outstanding	$146,821,250	$31,148,584	$5,751,693					$93,565,607
Shares outstanding, $.001 par value	146,833,883	31,149,719	5,751,693					8,730,018
Net asset value--offering and redemption price per share	$1.00	$1.00	$1.00					$10.72

Pricing of I Shares
Net assets applicable to I Shares outstanding		$28,434,556	$27,007,717
Shares outstanding, $.001 par value		28,435,665	27,007,717
Net asset value--offering and redemption price per share		$1.00	$1.00

VINTAGE MUTUAL FUNDS, INC.
Statements of Operations (Unaudited)
For the Six Months Ended September 30, 2002
			Government	Liquid	Municipal	Limited		Municipal				Aggressive
			Assets	Assets	Assets	Term Bond	Bond	Bond	Balanced		Equity	Growth
			Fund	Fund	Fund	Fund	Fund	Fund	Fund		Fund	Fund
INVESTMENT INCOME:
Interest income			$1,303,940	$1,712,043	$288,706	$1,681,586	$4,604,507	$1,072,638	$499,568		$40,778	$27,337
Dividend income									167,366		1,499,242	261,232
Total Income			1,303,940	1,712,043	288,706	1,681,586	4,604,507	1,072,638	666,934		1,540,020	288,569

EXPENSES: (Note 4)
Investment advisory fees			282,217	279,813	63,042	149,670	384,287	119,965	185,737		1,063,346	298,046
Administration fees			148,164	167,888	37,825	77,829	181,663	62,382	64,389		368,628	81,571
Distribution and shareholder service fees S Shares			-----	287,039	3,776	-----	-----	-----	-----		199,044	-----
Distribution and shareholder service fees S2 Shares			-----	14,667	-----	-----	-----	-----	-----		-----	-----
Distribution and shareholder service fees T Shares			-----	28,469	4,365	-----	-----	-----	-----		-----	-----
Custody fees			14,103	25,782	6,395	2,725	8,706	908	6,154		8,966	6,356
Accounting fees			21,166	23,984	5,404	8,980	20,961	7,198	7,429		42,533	9,412
Legal fees			1,619	1,355	427	500	911	210	849		3,080	1,134
Audit fees			9,563	8,452	4,858	6,931	12,351	2,497	1,867		17,388	5,618
Directors' fees			11,417	7,210	2,239	2,692	5,021	1,204	5,678		18,620	7,225
Transfer agent fees			35,744	36,335	11,161	16,307	30,104	5,446	31,500		91,091	26,455
Registration and filing fees			2,891	5,319	3,568	1,218	3,081	532	1,519		3,377	2,635
Printing fees			6,586	4,406	1,290	1,608	4,599	720	3,131		10,584	4,490
Other			5,915	7,078	2,483	6,933	12,084	2,878	1,309		17,032	2,558
Total Expenses			539,385	897,797	146,833	275,393	663,768	203,940	309,562		1,843,689	445,500
Less: Expenses voluntarily reduced/waived			(35,277)	-----	-----	-----	-----	-----	-----		-----	-----
Net Expenses			504,108	897,797	146,833	275,393	663,768	203,940	309,562		1,843,689	445,500
Net Investment Income (Loss)			799,832	814,246	141,873	1,406,193	3,940,739	868,698	357,372		(303,669)	(156,931)

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from investment transactions			-----	-----	-----	4,526	816,597	18,316	(5,523,386)		(24,110,024)	(13,882,258)
Net change in unrealized appreciation (depreciation)
from investments			-----	-----	-----	(1,218,370)	423,694	2,872,236	(6,853,040)		(89,390,321)	(17,419,596)
Net realized and unrealized gains (losses) from investments			-----	-----	-----	(1,213,844)	1,240,291	2,890,552	(12,376,426)		(113,500,345)	(31,301,854)

Change in net assets resulting from operations			$799,832	$814,246	$141,873	$192,349	$5,181,030	$3,759,250	($12,019,054)		($113,804,014)	($31,458,785)

VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Government Assets Fund		Liquid Assets Fund		Municipal Assets Fund		Limited Term Bond Fund		Bond Fund		Municipal Bond Fund		Balanced Fund		Equity Fund		Aggressive Growth Fund
	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	September 30, 2002	March 31, 2002	September 30, 2002	March 31, 2002	September 30, 2002	March 31, 2002	September 30, 2002	March 31, 2002	September 30, 2002	March 31, 2002	September 30, 2002	March 31, 2002	September 30, 2002	March 31, 2002	September 30, 2002	March 31, 2002	September 30, 2002	March 31, 2002
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$799,832	$4,023,318	$814,246	$4,138,084	$141,873	$695,376	$1,406,193	$2,671,902	$3,940,739	$5,075,713	$868,698	$1,752,210	$357,372	$1,008,557	($303,669)	($1,634,032)	($156,931)	($834,312)
Net realized gains/(losses) from investment
transactions	------	3,877	------	(4,519)	------	------	4,526	194,523	816,597	374,944	18,316	292,064	(5,523,386)	(1,621,617)	(24,110,024)	5,539,677	(13,882,258)	(18,195,504)
Net change in unrealized appreciation/(depreciation)
from investments	------	------	------	------	------	------	(1,218,370)	(56,825)	423,694	(3,392,029)	2,872,236	(877,968)	(6,853,040)	163,906	(89,390,321)	(18,512,604)	(17,419,596)	14,923,279
Change in net assets resulting from
operations	799,832	4,027,195	814,246	4,133,565	141,873	695,376	192,349	2,809,600	5,181,030	2,058,628	3,759,250	1,166,306	(12,019,054)	(449,154)	(113,804,014)	(14,606,959)	(31,458,785)	(4,106,537)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	------	------	------	------	------	------	(1,429,656)	(2,655,904)	(4,014,665)	(5,009,118)	(882,383)	(1,743,594)	(361,227)	(1,007,121)	------	------	------	------
S Shares	------	------	(342,806)	(1,880,222)	(4,227)	(31,234)	------	------	------	------	------	------	------	------	------	------	------	------
S2 Shares	------	------	(38,015)	(272,512)	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	(799,832)	(4,023,461)	(245,166)	(1,108,828)	(20,000)	(93,488)	------	------	------	------	------	------	------	------	------	------	------	------
I Shares	------	------	(188,259)	(876,522)	(117,646)	(570,654)	------	------	------	------	------	------	------	------	------	------	------	------
From net realized gains
Capital Shares	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	(759,892)
S Shares	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------
Change in net assets from shareholder
distributions	(799,832)	(4,023,461)	(814,246)	(4,138,084)	(141,873)	(695,376)	(1,429,656)	(2,655,904)	(4,014,665)	(5,009,118)	(882,383)	(1,743,594)	(361,227)	(1,007,121)	------	------	0	(759,892)

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	------	------	------	------	------	------	15,246,392	17,675,757	14,255,776	26,553,641	3,032,069	6,221,091	5,873,984	9,128,924	------	------	8,507,114	52,536,751
S Shares	------	------	294,287,535	493,060,328	3,363,727	12,981,884	------	------	------	------	------	------	------	------	15,467,690	91,546,956	------	------
S2 Shares	------	------	22,374,366	142,506,363	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	335,683,368	769,825,078	47,075,409	142,463,029	10,309,292	12,402,166	------	------	------	------	------	------	------	------	7,010,586	21,939,227	------	------
I Shares	------	------	38,097,546	168,328,535	42,301,065	106,636,012	------	------	------	------	------	------	------	------	------	------	------	------
Fund Reorganization: (Note 5)	------	------	------	------	------	------	------	------	------	101,878,983	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	------	------	------	------	------	------	638,609	1,390,241	1,007,822	1,473,499	118,593	230,536	361,563	1,137,002	------	------	------	327,782
S Shares	------	------	4	22	1	3,130	------	------	------	------	------	------	------	------	------	------	------	------
S2 Shares	------	------	1,574	13,004	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	164,158	1,058,778	76,671	339,243	3,311	17,209	------	------	------	------	------	------	------	------	------	------	------	------
I Shares	------	------	87,186	328,549	------	1,093	------	------	------	------	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	------	------	------	------	------	------	(10,493,622)	(12,820,249)	(23,949,131)	(19,910,140)	(3,719,565)	(6,453,337)	(10,503,451)	(19,978,807)	------	------	(29,592,632)	(58,468,629)
S Shares	------	------	(276,844,370)	(491,163,561)	(4,100,279)	(13,237,676)	------	------	------	------	------	------	------	------	(38,959,516)	(110,673,208)	------	------
S2 Shares	------	------	(23,294,241)	(143,138,773)	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	(323,342,637)	(807,409,212)	(60,041,165)	(129,353,365)	(10,613,914)	(12,419,924)	------	------	------	------	------	------	------	------	(26,262,265)	(35,379,084)	------	------
I Shares	------	------	(52,791,065)	(157,676,654)	(41,808,941)	(107,451,026)	------	------	------	------	------	------	------	------	------	------	------	------
Change in net assets from capital transactions	12,504,889	(36,525,356)	(10,970,550)	25,706,720	(545,738)	(1,067,132)	5,391,379	6,245,749	(8,685,533)	109,995,983	(568,903)	(1,710)	(4,267,904)	(9,712,881)	(42,743,505)	(32,566,109)	(21,085,518)	(5,604,096)
Change in net assets	12,504,889	(36,521,622)	(10,970,550)	25,702,201	(545,738)	(1,067,132)	4,154,072	6,399,445	(7,519,168)	107,045,493	2,307,964	(578,998)	(16,648,185)	(11,169,156)	(156,547,519)	(47,173,068)	(52,544,303)	(10,470,525)

NET ASSETS:
Beginning of year	134,316,361	170,837,983	175,341,309	149,639,108	34,719,430	35,786,562	54,153,493	47,754,048	143,385,274	36,339,781	46,694,709	47,273,707	56,944,925	68,114,081	367,142,792	414,315,860	94,754,162	105,224,687
End of year	$146,821,250	$134,316,361	$164,370,759	$175,341,309	$34,173,692	$34,719,430	$58,307,565	$54,153,493	$135,866,106	$143,385,274	$49,002,673	$46,694,709	$40,296,740	$56,944,925	$210,595,273	$367,142,792	$42,209,859	$94,754,162

SHARE TRANSACTIONS:
Issued:
Capital Shares	------	------	------	------	------	------	1,531,445	1,760,403	1,422,516	2,636,909	279,602	587,175	518,885	720,939	------	------	923,454	4,959,302
S Shares	------	------	294,287,535	493,060,328	3,363,727	12,981,884	------	------	------	------	------	------	------	------	1,161,631	5,834,670	------	------
S2 Shares	------	------	22,374,366	142,506,363	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	335,683,368	769,825,078	47,075,409	142,463,029	10,309,292	12,402,166	------	------	------	------	------	------	------	------	502,051	1,382,817	------	------
I Shares	------	------	38,097,546	168,328,535	42,301,065	106,636,012	------	------	------	------	------	------	------	------	------	------	------	------
Fund Reorganization: (Note 5)	------	------	------	------	------	------	------	------	------	9,978,371	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	------	------	------	------	------	------	64,404	138,924	101,057	146,656	10,976	21,560	30,780	89,913	------	------	------	28,728
S Shares	------	------	4	22	1	3,130	------	------	------	------	------	------	------	------	------	------	------	------
S2 Shares	------	------	1,574	13,004	-----	-----	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	164,158	1,058,778	76,671	339,243	3,311	17,209	------	------	------	------	------	------	------	------	------	------	------	------
I Shares	------	------	87,186	328,549	------	1,093	------	------	------	------	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	------	------	------	------	------	------	(1,058,107)	(1,279,635)	(2,391,929)	(1,976,164)	(341,593)	(602,329)	(973,268)	(1,594,202)	------	------	(3,358,527)	(5,505,776)
S Shares	------	------	(276,844,370)	(491,163,561)	(4,100,279)	(13,237,676)	------	------	------	------	------	------	------	------	(3,036,732)	(7,046,952)	------	------
S2 Shares	------	------	(23,294,241)	(143,138,773)	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	(323,342,637)	(807,409,212)	(60,041,165)	(129,353,365)	(10,613,914)	(12,419,924)	------	------	------	------	------	------	------	------	(1,941,843)	(2,207,779)	------	------
I Shares	------	------	(52,791,065)	(157,676,654)	(41,808,941)	(107,451,026)	------	------	------	------	------	------	------	------	------	------	------	------
Change In Shares	12,504,889	(36,525,356)	(10,970,550)	25,706,720	(545,738)	(1,067,132)	537,742	619,692	(868,356)	10,785,772	(51,015)	6,406	(423,603)	(783,350)	(3,314,893)	(2,037,244)	(2,435,073)	(517,746)

1. Organization:

IMG Mutual Funds, Inc. was incorporated on November 16, 1994 and capitalized on May 1, 1995. IMG Mutual Funds, Inc. was renamed Vintage Mutual Funds, Inc., (the "Fund"), in February 1998. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company issuing its shares in ten series, each with distinct investment objectives and policies. The Fund offers nine series representing diversified portfolios. The Government Assets Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal by investing exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto. The investment objective of the Liquid Assets Fund is maximum current income consistent with safety of principal and maintenance of liquidity. The investment objective of the Municipal Assets Fund is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The investment objective of the Vintage Limited Term Bond Fund is to seek total return from a portfolio of limited term fixed income securities. The Vintage Limited Term Bond Fund invests primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility. The Vintage Bond Fund's investment objective is to obtain income by investing in a portfolio of fixed income securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Vintage Bond Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities at all times. The investment objective of the Vintage Municipal Bond Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes. The Vintage Municipal Bond Fund invests primarily in a diversified portfolio of tax-exempt fixed income securities. The investment objective of the Vintage Balanced Fund is to seek long-term growth of capital and income. The Vintage Balanced Fund invests primarily in a diversified portfolio of equity securities and fixed income securities. The investment objective of the Vintage Equity Fund is long-term capital appreciation. The Vintage Equity Fund invests primarily in a diversified portfolio of equity securities of mainly large capitalization companies with strong earnings potential. The investment objective of the Vintage Aggressive Growth Fund is long-term capital growth. The Vintage Aggressive Growth Fund invests primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities.

Liquid Assets Fund and Municipal Assets Fund offer four and three classes of shares, respectively. S Shares are offered to customers of banks. S Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. I Shares may be purchased by individual and institutional investors directly from the Fund's Distributor. Liquid Assets Fund also offers S2 Shares through financial institutions providing automatic "sweep" investment programs to their own customers. All classes of shares accrue daily dividends in the same manner except each class bears separate distribution and/or shareholder servicing fees.

The Vintage Equity Fund offers two classes of shares. T Shares of the Vintage Equity Fund are offered solely to fiduciary accounts of AMCORE Investment Group, N. A., over which AMCORE Investment Group, N. A., exercises investment discretion. The Vintage Equity Fund also offers S Shares which accrue daily dividends in the same manner as T Shares except each class bears separate distribution and/or shareholder administrative servicing fees.

Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation

Investments of the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund (the "money market funds") are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Vintage Limited Term Bond Fund, the Vintage Bond Fund, the Vintage Income Fund, the Vintage Municipal Bond Fund, the Vintage Balanced Fund, the Vintage Equity Fund, the Vintage Aggressive Growth Fund, and the Vintage Technology Fund (collectively the "variable net asset funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Fixed income securities held in the variable net asset funds are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing applications to determine valuations for normal institutional sized trading units of fixed income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Fixed income securities having maturities of 60 days or less are valued by the amortized cost method. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The difference between the cost and market values of investments held by the variable net asset funds is reflected as either unrealized appreciation or depreciation.

Security Transactions and Related Income

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment advisor, Investors Management Group, ("IMG"), deems creditworthy under guidelines approved by the Fund's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. An independent custodian must receive delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to 102% of the resale price, and will not be less than 100% of the resale price over the term of the agreement. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under an agreement to repurchase, is required to maintain, with the Fund's custodian, the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Loan Certificates

The Liquid Assets Fund may invest in FmHA Guaranteed Loan Certificates which represent interests in the guaranteed portion of Farmer's Home Administration ("FmHA") loans issued by one or more guaranteed loan trusts subject to repurchase on no more than five business days' written notice. The Loan Certificates are diversified through limitations on certificates sold by any one individual bank.

Trust Certificates

The Liquid Assets Fund may invest in U. S. Government Guaranteed Student Loans (the Trust) which represent interests in student loans sold by certain Iowa banks subject to repurchase on no more than seven days' written notice. The Trust and the Trust Certificates are diversified through a limitation on certificates sold by any individual bank. Each individual bank may not sell more than five percent of the outstanding Trust Certificates.

Limited Partnerships

The Aggressive Growth Fund has committed to invest $5,000,000 in BlueStream Ventures, L.P., a venture capital limited partnership. At September 30, 2002, the Fund had invested $2,500,000. Direct investments are recorded when capital contributions are made. This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the Fund's Adviser and approved by the Fund's Board of Directors.

Securities Purchased on a When-Issued of Delayed-Delivery Basis

Each fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund. Dividends from net investment income are declared and paid monthly for the Vintage Limited Term Bond Fund, the Vintage Bond Fund, and the Vintage Municipal Bond Fund. Dividends from net investment income are declared and paid quarterly for the Vintage Balanced Fund, the Vintage Equity Fund, and the Vintage Aggressive Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

Federal Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

Expenses

Expenses directly related to one of the Funds are charged to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2002 are as follows:
			Proceeds
		Purchases	from Sales
Limited Term Bond Fund	..........................	$13,610,021	$11,843,008
Bond Fund	.................................	$16,660,847	$22,093,092
Municipal Bond Fund	.............................	$4,038,523	$3,498,985
Balanced Fund	...................................	$8,824,026	$11,287,060
Equity Fund	................................	$62,150,730	$103,416,554
Aggressive Growth Fund	..........................	$19,884,757	$36,184,269

4. Related Party Transactions:

Under the terms of its Investment Advisory Agreement, Investors Management Group (IMG), a wholly owned subsidiary of AMCORE Financial, Inc., is entitled to receive fees computed daily on a percentage of the average daily net assets of each fund as follows:

Government Assets Fund	0.40 percent
Liquid Assets Fund	0.35 percent
Municipal Assets Fund	0.35 percent
Vintage Limited Term Bond Fund	0.50 percent
Vintage Bond Fund	0.55 percent
Vintage Municipal Bond Fund	0.50 percent
Vintage Balanced Fund	0.75 percent
Vintage Equity Fund	0.75 percent
Vintage Aggressive Growth Fund	0.95 percent

IMG voluntarily limited advisory fees for the Government Assets Fund to 0.35 percent.

The Funds have entered into a management and administration agreement with IMG pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund and 0.26 percent of the average daily net assets for all other Vintage Mutual Funds.

The Funds have adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), which may include AMCORE, its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services. At present, the Funds pay servicing fees as follows: 0.25 percent on S shares of the Liquid Assets, Municipal Assets, and Equity Funds, 0.25 percent on S2 shares of the Liquid Assets Fund, and 0.15 percent on T shares of the Liquid Assets and Municipal Assets Funds.

During the six month period ended September 30, 2002, AMCORE received $37,857, $5,439, and $252,324 from the Liquid Assets Fund, the Municipal Assets Fund, and the Vintage Equity Fund, respectively.

BISYS Fund Services Limited Partnership serves as distributor to the Fund pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agreement with the Fund, but may receive compensation under a Distribution and Shareholder Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.50 percent on S Shares of the Liquid Assets Fund and 0.25 percent on all other Classes and Funds. Currently, such fees are limited to 0.40 percent for S Shares of the Liquid Assets Fund, 0.15 percent for S2 Shares of the Liquid Assets Fund, 0.15 percent for S Shares of the Municipal Assets Fund and 0.00 percent for all other Classes and Funds. However, IMG as Adviser and Administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund.

IMG also serves as the Fund's transfer agent to certain classes of the Government Assets, Liquid Assets and Municipal Assets Funds, pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. BISYS Fund Services, Inc., ("BISYS") serves as transfer agent to the other classes and Funds pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. IMG also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services.

5. Fund Reorganization:

On October 19, 2001, Vintage Bond Fund (the "Acquiring Fund") acquired all of the assets and assumed the liabilities of Vintage Income Fund (the "Acquired Fund") in a tax-free reorganization approved by the Acquired Fund's shareholders. Under the reorganization plan shareholders of the Acquired Fund received shares in the Acquiring Fund in an amount equal to their holdings in the Acquired Fund. Shareholders of the Acquired Fund received 9,978,371 shares of the Acquiring Fund in the transaction.

Following is a summary of the net assets and unrealized appreciation as of the reorganization date:
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Acquired Fund
Vintage Income Fund	9,987,393	$101,878,983	$10.20	$4,088,719
Acquiring Fund
Vintage Bond Fund	4,340,242	$44,298,869	$10.21	$1,418,488
Post Reorganization
Vintage Bond Fund	14,318,613	$146,177,852	$10.21	$5,507,207

VINTAGE MUTUAL FUNDS, Inc.
Financial Highlights

			Investment Activities			Dividends and Distributions					TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA:
									Total					Ratio of		Ratio of Net		Ratio of		Ratio of Net
		NAV	Net	Net Realized/	Total from	From Net		From Net	Dividends	NAV			Net Assets	Expenses to		Investment		Expenses to		Investment
		Beginning	Investment	Unrealized	Investment	Investment		Realized	and	End	Total		End of Period	Average		Income (Loss) to		Average		Income (Loss) to		Portfolio
		of Period	Income (Loss)	Gains/(Losses)	Activities	Income		Gains	Distributions	of Period	Return		(000 omitted)	Net Assets		Average Net Assets		Net Assets**		Average Net Assets**		Turnover
Government Assets Fund "T" Shares
Six Months Ended September 30, 2002 (unaudited)		$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)	$1.00	0.57%	(a)	$146,821	0.71%	(b)	1.13%	(b)	0.76%	(b)	1.08%	(b)
Year Ended	March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.66%		$134,316	0.68%		2.69%		0.73%		2.64%
Year Ended	March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)	$1.00	5.73%		$170,838	0.68%		5.59%		0.73%		5.54%
Year Ended	March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.75%		$170,811	0.68%		4.65%		0.73%		4.60%
Year Ended	March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.61%		$150,006	0.73%		4.49%		0.76%		4.46%
Year Ended	March 31, 1998	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.72%		$155,130	0.73%		4.79%		0.98%		4.54%
Liquid Assets Fund "S" Shares
Six Months Ended September 30, 2002 (unaudited)		$1.00	0.00	0.00	0.00	0.00		0.00	0.00	$1.00	0.39%	(a)	$97,187	1.36%	(b)	0.78%	(b)	-----		-----
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.22%		$79,744	1.36%		2.14%		-----		-----
Year Ended	March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	5.26%		$77,849	1.36%		5.13%		-----		-----
Year Ended	March 31, 2000	$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	4.18%		$91,703	1.36%		4.11%		-----		-----
Year Ended	March 31, 1999	$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	4.18%		$77,343	1.34%		4.08%		-----		-----
Nine Months Ended March 31, 1998		$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	3.43%	(a)	$69,514	1.20%	(b)	4.57%	(b)	-----		-----
Year Ended	June 30, 1997	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.46%		$60,663	1.20%		4.46%		-----		-----
Liquid Assets Fund "S2" Shares
Six Months Ended September 30, 2002 (unaudited)		$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)	$1.00	0.52%	(a)	$7,601	1.11%	(b)	1.04%	(b)	-----		-----
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.48%		$8,519	1.11%		2.44%		-----		-----
Year Ended	March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	5.52%		$9,139	1.11%		5.39%		-----		-----
Year Ended	March 31, 2000	$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	4.44%		$8,639	1.11%		4.36%		-----		-----
Year Ended	March 31, 1999	$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	4.44%		$8,252	1.09%		4.32%		-----		-----
Nine Months Ended March 31, 1998		$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	3.68%	(a)	$5,453	0.87%	(b)	4.91%	(b)	-----		-----
February 27, 1997 to June 30, 1997*		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	1.66%	(a)	$1,773	0.85%	(b)	4.79%	(b)	0.95%		4.69%
Liquid Assets Fund "T" Shares
Six Months Ended September 30, 2002 (unaudited)		$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)	$1.00	0.64%	(a)	$31,149	0.86%	(b)	1.29%	(b)	-----		-----
Year Ended	March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.73%		$44,038	0.86%		2.57%		-----		-----
Year Ended	March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)	$1.00	5.80%		$30,590	0.86%		5.65%		-----		-----
Year Ended	March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.70%		$31,619	0.86%		4.59%		-----		-----
Year Ended	March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.70%		$33,673	0.84%		4.54%		-----		-----
Nine Months Ended March 31, 1998		$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	3.81%	(a)	$16,147	0.70%	(b)	5.07%	(b)	-----		-----
January 2, 1997 to June 30, 1997*		$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.51%	(a)	$17,859	0.70%	(b)	4.96%	(b)	-----		-----
Liquid Assets Fund "I" Shares
Six Months Ended September 30, 2002 (unaudited)		$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)	$1.00	0.72%	(a)	$28,435	0.71%	(b)	1.43%	(b)	-----		-----
Year Ended	March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.89%		$43,041	0.71%		2.72%		-----		-----
Year Ended	March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)	$1.00	5.94%		$32,061	0.71%		5.78%		-----		-----
Year Ended	March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.86%		$38,318	0.71%		4.82%		-----		-----
Year Ended	March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.86%		$16,751	0.69%		4.67%		-----		-----
Nine Months Ended March 31, 1998		$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	3.98%	(a)	$13,729	0.47%	(b)	5.31%	(b)	-----		-----
October 29, 1996 to June 30, 1997*		$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	3.51%	(a)	$2,356	0.45%	(b)	5.19%	(b)	-----		-----
Municipal Assets Fund "S" Shares
Six Months Ended September 30, 2002 (unaudited)		$1.00	0.00	0.00	0.00	0.00		0.00	0.00	$1.00	0.22%	(a)	$1,414	1.17%	(b)	0.45%	(b)	-----		-----
Year Ended	March 31, 2002	$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)	$1.00	1.47%		$2,151	1.11%		1.40%		-----		-----
Year Ended	March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	3.07%		$2,403	1.12%		3.09%		-----		-----
Year Ended	March 31, 2000	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.43%		$7,370	1.14%		2.41%		1.15%		2.40%
Year Ended	March 31, 1999	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.47%		$7,894	1.12%		2.41%		1.19%		2.34%
Nine Months Ended March 31, 1998		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.13%	(a)	$7,102	0.94%	(b)	2.84%	(b)	-----		-----
Year Ended	June 30, 1997	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.90%		$4,664	0.93%		2.90%		1.15%		2.68%
Municipal Assets Fund "T" Shares
Six Months Ended September 30, 2002 (unaudited)		$1.00	0.00	0.00	0.00	0.00		0.00	0.00	$1.00	0.34%	(a)	$5,752	0.92%	(b)	0.69%	(b)	-----		-----
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	1.70%		$6,053	0.86%		1.67%		-----		-----
Year Ended	March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	3.31%		$6,054	0.87%		3.26%		-----		-----
Year Ended	March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.68%		$11,326	0.89%		2.61%		0.90%		2.63%
Year Ended	March 31, 1999	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.73%		$14,949	0.87%		2.66%		0.94%		2.59%
Nine Months Ended March 31, 1998		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.31%	(a)	$12,005	0.69%	(b)	3.09%	(b)	-----		-----
January 2, 1997 to June 30, 1997*		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	1.61%	(a)	$25,036	0.66%	(b)	3.17%	(b)	0.90%		2.93%
Municipal Assets Fund "I" Shares
Six Months Ended September 30, 2002 (unaudited)		$1.00	0.00	0.00	0.00	0.00		0.00	0.00	$1.00	0.42%	(a)	$27,008	0.77%	(b)	0.83%	(b)	-----		-----
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	1.88%		$26,516	0.71%		1.82%		-----		-----
Year Ended	March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	3.48%		$27,330	0.72%		3.41%		-----		-----
Year Ended	March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.84%		$26,124	0.74%		2.78%		0.75%		2.79%
Year Ended	March 31, 1999	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.88%		$22,405	0.72%		2.81%		0.79%		2.74%
Nine Months Ended March 31, 1998		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.49%	(a)	$20,010	0.46%	(b)	3.32%	(b)	-----		-----
March 27, 1997 to June 30, 1997*		$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)	$1.00	1.20%	(a)	$7	0.41%	(b)	3.42%	(b)	0.65%		3.18%
Limited Term Bond Fund
Six Months Ended September 30, 2002 (unaudited)		$9.98	0.25	(0.20)	0.05	(0.25)		0.00	(0.25)	$9.78	0.38%	(a)	$58,308	0.92%	(b)	4.70%	(b)	-----		-----		24.73%
Year Ended	March 31, 2002	$9.94	0.55	0.03	0.58	(0.54)		0.00	(0.54)	$9.98	5.96%		$54,153	0.93%		5.43%		-----		-----		47.31%
Year Ended	March 31, 2001	$9.63	0.54	0.31	0.85	(0.54)		0.00	(0.54)	$9.94	9.06%		$47,754	0.90%		5.48%		-----		-----		49.54%
Year Ended	March 31, 2000	$10.00	0.50	(0.37)	0.13	(0.50)		0.00	(0.50)	$9.63	1.38%		$52,507	0.92%		5.11%		-----		-----		41.58%
Year Ended	March 31, 1999	$9.99	0.49	0.00	0.49	(0.48)		0.00	(0.48)	$10.00	5.01%		$56,005	1.05%		4.89%		-----		-----		31.08%
Year Ended	March 31, 1998	$9.69	0.46	0.35	0.81	(0.51)	(c)	0.00	(0.51)	$9.99	8.51%		$37,777	1.35%		4.60%		1.60%		4.35%		80.26%
Bond Fund
Six Months Ended September 30, 2002 (unaudited)		$9.94	0.28	0.09	0.37	(0.29)		0.00	(0.29)	$10.02	3.77%	(a)	$135,866	0.95%	(b)	5.64%	(b)	-----		-----		13.26%
Year Ended	March 31, 2002	$9.97	0.56	(0.03)	0.53	(0.56)		0.00	(0.56)	$9.94	5.20%		$143,385	0.99%		5.79%		-----		-----		41.67%
Year Ended	March 31, 2001	$9.53	0.61	0.44	1.05	(0.61)		0.00	(0.61)	$9.97	11.37%		$36,340	0.99%		6.33%		-----		-----		17.62%
Year Ended	March 31, 2000	$9.88	0.57	(0.35)	0.22	(0.57)		0.00	(0.57)	$9.53	2.41%		$27,339	1.01%		6.01%		-----		-----		31.83%
Year Ended	March 31, 1999	$9.86	0.53	0.04	0.57	(0.53)		(0.02)	(0.55)	$9.88	5.95%		$21,984	1.03%		5.46%		-----		-----		37.28%
Eleven Months Ended March 31, 1998		$9.82	0.66	0.33	0.99	(0.66)		(0.29)	(0.95)	$9.86	10.30%	(a)	$7,213	0.88%	(b)	7.66%	(b)	-----		-----		225.79%
Year Ended	April 30, 1997	$9.78	0.62	0.05	0.67	(0.62)		0.00	(0.62)	$9.83	6.97%		$3,201	0.83%		6.16%		-----		-----		42.22%
Municipal Bond Fund
Six Months Ended September 30, 2002 (unaudited)		$10.54	0.20	0.65	0.85	(0.20)		0.00	(0.20)	$11.19	8.15%	(a)	$49,003	0.85%	(b)	3.62%	(b)	-----		-----		7.63%
Year Ended	March 31, 2002	$10.68	0.41	(0.14)	0.27	(0.41)		0.00	(0.41)	$10.54	2.41%		$46,695	0.91%		3.81%		-----		-----		27.61%
Year Ended	March 31, 2001	$10.24	0.42	0.44	0.86	(0.42)		0.00	(0.42)	$10.68	8.59%		$47,274	0.86%		4.03%		-----		-----		21.11%
Year Ended	March 31, 2000	$10.67	0.41	(0.40)	0.01	(0.41)		(0.03)	(0.44)	$10.24	0.10%		$48,616	0.92%		3.91%		-----		-----		26.51%
Year Ended	March 31, 1999	$10.60	0.40	0.08	0.48	(0.40)		(0.01)	(0.41)	$10.67	4.64%		$49,950	0.94%		3.76%		1.04%		3.66%		13.87%
Year Ended	March 31, 1998	$10.22	0.40	0.40	0.80	(0.40)		(0.02)	(0.42)	$10.60	7.89%		$48,282	1.21%		3.76%		1.46%		3.51%		36.60%
Balanced Fund
Six Months Ended September 30, 2002 (unaudited)		$12.54	0.08	(2.75)	(2.67)	(0.08)		0.00	(0.08)	$9.79	(21.29%)	(a)	$40,297	1.25%	(b)	1.45%	(b)	-----		-----		19.18%
Year Ended	March 31, 2002	$12.80	0.20	(0.26)	(0.06)	(0.20)		0.00	(0.20)	$12.54	(0.45%)		$56,945	1.19%		1.56%		-----		-----		38.28%
Year Ended	March 31, 2001	$16.58	0.31	(2.72)	(2.41)	(0.31)		(1.06)	(1.37)	$12.80	(15.39%)		$68,114	1.12%		2.03%		-----		-----		45.49%
Year Ended	March 31, 2000	$16.01	0.28	2.08	2.36	(0.28)		(1.51)	(1.79)	$16.58	15.56%		$96,688	1.20%		1.77%		-----		-----		64.22%
Year Ended	March 31, 1999	$15.05	0.24	1.60	1.84	(0.24)		(0.64)	(0.88)	$16.01	12.66%		$85,424	1.28%		1.61%		-----		-----		48.38%
Year Ended	March 31, 1998	$11.72	0.21	3.67	3.88	(0.21)		(0.34)	(0.55)	$15.05	33.46%		$63,403	1.38%		1.58%		1.63%		1.33%		101.32%
Equity Fund S Shares
Six Months Ended September 30, 2002 (unaudited)		$15.83	(0.02)	(5.21)	(5.23)	0.00		0.00	0.00	$10.60	(33.04%)	(a)	$117,030	1.41%	(b)	(0.32%)	(b)	-----		-----		22.29%
Year Ended	March 31, 2002	$16.44	(0.09)	(0.52)	(0.61)	0.00		0.00	0.00	$15.83	(3.65%)		$204,521	1.39%		(0.52%)		-----		-----		58.75%
Year Ended	March 31, 2001	$23.28	(0.09)	(4.94)	(5.03)	0.00		(1.81)	(1.81)	$16.44	(22.98%)		$232,217	1.39%		(0.40%)		-----		-----		71.85%
Year Ended	March 31, 2000	$22.90	(0.06)	4.10	4.04	0.00		(3.66)	(3.66)	$23.28	18.59%		$325,035	1.36%		(0.31%)		-----		-----		89.42%
Year Ended	March 31, 1999	$21.04	(0.06)	3.21	3.15	(0.01)		(1.28)	(1.29)	$22.90	15.72%		$253,593	1.40%		(0.34%)		-----		-----		59.22%
Year Ended	March 31, 1998	$16.58	0.00	7.19	7.19	(0.01)		(2.71)	(2.72)	$21.05	45.54%		$196,772	1.31%		0.08%		1.56%		0.33%		72.80%
Equity Fund T Shares
Six Months Ended September 30, 2002 (unaudited)		$15.99	0.00	(5.27)	(5.27)	0.00		0.00	0.00	$10.72	(32.96%)	(a)	$93,566	1.16%	(b)	(0.07%)	(b)	-----		-----		22.29%
Year Ended	March 31, 2002	$16.56	(0.04)	(0.53)	(0.57)	0.00		0.00	0.00	$15.99	(3.44%)		$162,622	1.14%		(0.27%)		-----		-----		58.75%
Year Ended	March 31, 2001	$23.38	(0.03)	(4.98)	(5.01)	0.00		(1.81)	(1.81)	$16.56	(22.79%)		$182,099	1.14%		(0.15%)		-----		-----		71.85%
Year Ended	March 31, 2000	$22.94	(0.01)	4.11	4.10	0.00		(3.66)	(3.66)	$23.38	18.83%		$259,796	1.11%		(0.06%)		-----		-----		89.42%
Year Ended	March 31, 1999	$21.05	(0.01)	3.19	3.18	(0.01)		(1.28)	(1.29)	$22.94	15.88%		$280,418	1.15%		(0.08%)		-----		-----		59.22%
February 14, 1998 to March 31, 1998*		$19.77	0.00	1.28	1.28	0.00		0.00	0.00	$21.05	6.40%	(a)	$275,245	1.19%	(b)	0.63%	(b)	1.44%	(b)	0.38%	(b)	72.80%
Aggressive Growth
Six Months Ended September 30, 2002 (unaudited)		$10.51	(0.02)	(4.08)	(4.10)	0.00		0.00	0.00	$6.41	(38.95%)	(a)	$42,210	1.43%	(b)	(0.50%)	(b)	-----		-----		32.15%
Year Ended	March 31, 2002	$11.03	(0.09)	(0.35)	(0.44)	0.00		(0.08)	(0.08)	$10.51	(4.12%)		$94,754	1.36%		(0.81%)		-----		-----		106.39%
Year Ended	March 31, 2001	$20.49	(0.10)	(5.93)	(6.03)	0.00		(3.43)	(3.43)	$11.03	(32.83%)		$105,225	1.33%		(0.66%)		-----		-----		183.82%
Year Ended	March 31, 2000	$17.63	(0.12)	5.57	5.45	0.00		(2.59)	(2.59)	$20.49	33.51%		$159,299	1.35%		(0.67%)		-----		-----		156.56%
Year Ended	March 31, 1999	$16.99	(0.11)	1.70	1.59	0.00		(0.95)	(0.95)	$17.63	9.85%		$121,552	1.42%		(0.69%)		-----		-----		61.90%
Year Ended	March 31, 1998	$11.90	(0.09)	5.61	5.52	0.00		(0.43)	(0.43)	$16.99	46.82%		$101,377	1.56%		(0.74%)		1.81%		(0.99%)		86.36%

* Period from commencement of operations.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Includes $.04 per share of distributions in excess of net investment income for the Limited Term Bond Fund for year ended March 31, 1998.

The following table contains basic information regarding directors and officers, respectively, that oversee operations of the Vintage Funds complex.
Name, Contact, Address and Age	Position held with Vintage	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships held Outside of Vintage
Annalu "Lu" Farber, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 53	Director	Since 1998	Sole Proprietor, Tyler Associates from 1996 to present	9	Harmony Hills of Union, WA; Tacoma Opera
William J. Howard, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 56	Director	Since 1998	Attorney, William J. Howard Attorney at Law from 1998 to present; Attorney, Brassfield, Cowan and Howard from 1973 to 1998	9	None
Debra L. Johnson, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 41	Director	Since 1998	President, Vodaci Technologies from 2000 to present; VP and CFO, Business Publications from 1990 to 2000	9	Des Moines Metro Opera
Fred Lorber, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 78	Director	Since 1998	Retired	9	Simpson College; Iowa Historical Foundation; Des Moines Club; Jewish Foundation of Des Moines
David Miles, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 45	President, Director	Since 1998	President, Director, and CEO of AMCORE Investment Group N.A. from 2000 to present; Director of Investors Management Group from 1987 to present	9	AMCORE Bank, N.A.; AMCORE Investment Group, N.A.; Investors Management Group; Rockford Health Systems; Drake University Board of Governors; Drake University Scholar Society
Edward J. Stanek, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 55	Director	Since 1998	Commissioner and CEO, Iowa Lottery from 1985 to present; Chairman, International Game Group from 2000 to present; Senior Vice President, World Lottery Association from 1999 to present	9	Multi-State Lottery Association; Power Ball Group; Instant Millionaire TV Show; Roll Down Group; Hot Lotto Group; North American Association of State and Provincial Lotteries; International Game Group
John Taft, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 47	Director	Since 1998	President, Voyageur Asset Management, Inc. from 1999 to present; President and CEO of Dougherty and Company from 1997 to 1999	9	Market Street Energy
Steven Zumbach, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 52	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	9

Bankers Trust Advisory Board; Greater Des Moines Partnership; Des Moines Wine Festival; Science Center of Iowa Capital Campaign; Mayor's Study Group of Des Moines; Iowa State University Board of Governors

Patricia Bonavia, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 51	Vice President	Since 1998

Director, Investors Management Group from 1998 to present; President, AMCORE Investment Services, Inc. from 1998 to present; Product Manager and Vice President, AMCORE Capital Management Inc. from 1993 to 1998

				N/A	N/A
Jay H. Evans, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 59	Vice President	Since 1998

Director, Investors Management Group from 1998 to present; President and Chief Investment Officer, Investors Management Group from 1998 to present; President and Chief Investment Officer, AMCORE Capital Management Inc. from 1992 to 1998

				N/A	N/A
Amy Mitchell, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 32	Treasurer	Since 1998	Director of Fund Administration, AMCORE Investment Group 1990 to present	N/A	N/A
Mary Dotterer, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 39	Secretary	Since 1999	Compliance Officer from 1999 to present; Staff Accountant, Securities and Exchange Commission from 1997 to 1999	N/A	N/A

SEMI-ANNUAL

REPORT

TO

SHAREHOLDERS

SEPTEMBER 30, 2002

Service Providers
 Investment Adviser and Administrator
Investors Management Group
1415 28th Street, Suite 200
West Des Moines, Iowa 50266

Distributor
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Cline, Williams, Wright, Johnson, & Oldfather
1900 U.S. Bank Building
Lincoln, Nebraska 68508

Table of Contents

Performance Reports and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Directors and Officers